STRATEGIC VARIABLE LIFE® PLUS
Supplement dated September 1, 2000
to the Prospectus dated May 1, 2000

The information contained in this Supplement supersedes any conflicting information contained in the May 1, 2000 Strategic Variable Life® Plus prospectus. Please place this Prospectus Supplement with the current Fund prospectuses and retain it for future use.

Massachusetts Mutual Life Insurance Company

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE

This prospectus describes a flexible premium variable adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). The policy provides lifetime insurance protection for as long as it remains in force.

You, the policyowner, may allocate the net premium for Your policy among several investment options. These investment options include a Guaranteed Principal Account (“ GPA”) and forty-two Separate Account Divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account Divisions invests in a corresponding Fund. The Separate Account Divisions invest in the following Funds:

MML Series Investment Fund
MML Emerging Growth Fund*
MML Growth Equity Fund*
MML Large Cap Value Fund*
MML OTC 100 Fund*
MML Small Cap Growth Equity Fund*
MML Small Cap Value Equity Fund
MML Equity Fund
MML Equity Index Fund – Class II Shares
MML Blend Fund
MML Managed Bond Fund

Panorama Series Fund, Inc.
Panorama Growth Portfolio
Panorama Total Return Portfolio
Oppenheimer International Growth Fund/VA

MFS® Variable Insurance Trust  SM
MFS® New Discovery Series
MFS® Emerging Growth Series
MFS® Research Series

T. Rowe Price Equity Series, Inc.
T. Rowe Price New America Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

Fidelity® Variable Insurance Products Fund II
Fidelity® VIP II Contrafund® Portfolio – Service Class

Fidelity® Variable Insurance Products Fund
Fidelity® VIP Growth Portfolio – Service Class*

Oppenheimer Variable Account Funds
Oppenheimer Global Securities Fund/VA
Oppenheimer Small Cap Growth Fund/VA
Oppenheimer Aggressive Growth Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street® Growth & Income     Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Bond Fund/VA
Oppenheimer Money Fund/VA

Goldman Sachs Variable Insurance Trust
Goldman Sachs International Equity Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs CORE  SM U.S. Equity Fund
Goldman Sachs Growth and Income Fund

T. Rowe Price Fixed Income Series, Inc
T. Rowe Price Limited-Term Bond Portfolio

Janus Aspen Series
Janus Aspen Balanced Portfolio – Institutional Shares*
Janus Aspen Capital Appreciation Portfolio –Institutional Shares*
Janus Aspen Worldwide Growth Portfolio –Institutional Shares*

American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund*
American Century VP International Fund*
American Century VP Value Fund*
* Subject to State availability

The policy is “flexible” because You may select the timing and amount of premium payments. The policy is “adjustable” because You may choose to increase or decrease the death benefit and change the death benefit option under the policy. The policy is “variable” because the death benefit may, and cash surrender value will, vary in accordance with the underlying investment experience of the Separate Account Division where your account value is held.

MassMutual is a mutual life insurance company established in 1851 under the laws of Massachusetts. We are licensed to transact life, accident and health insurance business in all fifty states of the United States, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 1999, MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion. The mailing address for the Home Office is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111-0001. The telephone number is (413) 788-8411.

May 1, 2000 as supplemented on
September 1, 2000

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state where the offer or sale is not permitted. This prospectus is valid only when accompanied by the prospectuses of the Funds.

You should read and retain this prospectus.

Replacing existing insurance with the policy described in this prospectus may not be to your advantage.

The policy is not available in all jurisdictions. This prospectus is not an offering in any jurisdiction where the policy is not available. MassMutual has not authorized any person to make any representations about the policy other than those contained in this prospectus.

Part I - General Provisions Of The Policy

This section of the prospectus describes the general provisions of the policy and is subject to the terms of the policy.

In the event of a conflict between the terms within this prospectus and the terms of the policy, the policy terms will control.

Certain provisions of the policy as described in this prospectus may differ in a particular state because of specific state requirements.

We define the following terms in Appendix A:

Case, Insured, Issue Date, Monthly Calculation Date, Net Premium, Policy Anniversary, Policy Date, Policy Year, Policyowner, Valuation Date, Valuation Period and Valuation Time.

Throughout the prospectus, MassMutual is referred to as We, Us or Our, and the policyowner is referred to as You or Your.

Availability.

The policy is available on a case basis. We may define a case as one person. All policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. If an individual owns the policy as part of an employer sponsored program, he or she may exercise all rights and privileges under the policy through their employer or other sponsoring entity acting as case administrator. After termination of the employment or other relationship, the individual may exercise such rights and privileges directly with MassMutual.

The minimum total selected face amount is $50,000 per policy. At the time of issue, the insured must be age 20 through age 85 as of his/her birthday nearest the policy date.

Employer Trust for the Group Policy
The Strategic Variable Life Plus Trust (the “Employer Trust”) has been established in conjunction with a Rhode Island bank (the “Trustee”) for plan sponsors interested in obtaining insurance coverage in group form under certificates. The group policy (group flexible premium variable life insurance policy) is issued to the employer trust by Us in the state of Rhode Island, where the group policy has been filed and approved by the Commissioner of Insurance. The trustee is the owner of the group policy on behalf of the plan sponsors. The employer trust holds the group policy and distributes certificates to plan sponsors, thereby permitting plan sponsors to obtain insurance coverage on employees in accordance with the group insurance laws in effect in Rhode Island.

A participation agreement between the plan sponsor and Us establishes and defines a plan sponsor’s status as a participant in the employer trust and its rights and obligations under the group policy. A plan sponsor applies to participate in the employer trust and applies to Us for insurance upon the lives of eligible employees. If approved, We will issue a certificate for each Insured. All premiums are paid and all death benefits are paid by Us to the beneficiary.

As of the date of this prospectus, the group policy and underlying certificates are only available in the states of Rhode Island and New Jersey.

Underwriting.

We currently offer three different underwriting programs:

1. Full underwriting;

2. Simplified issue underwriting*; and

3. Guaranteed issue underwriting*.

The cost of insurance charges vary depending on the type of underwriting We use.

*In certain states, guaranteed issue underwriting may be referred to as “limited underwriting” and simplified issue underwriting may be referred to as “ simplified underwriting”.

Charges Under The Policy.

We deduct certain charges for providing the insurance benefits under Your policy, for administering Your policy, for assuming certain risks and for incurring certain expenses in distributing Your policy. A summary of these charges is as follows, and a more detailed description follows this chart:
	Charges	Current Rate	Guaranteed Rate
Deductions from Premium	Sales Load Charge	Policy years 1 – 7: 10% of premiums up
to annual cutoff policy premium
Policy years 8+: 2.5% of premiums up to
annual cutoff policy premium
All policy years: 1% of premiums in
excess of the annual cutoff policy
premium	Policy years 1 – 7: 10% of premiums up
to annual cutoff policy premium
Policy years 8+: 2.5% of premiums up to
annual cutoff policy premium
All policy years: 1% of premiums in
excess of the annual cutoff policy
premium

	State Premium Tax Charge	0% to 4% of each premium, depending on Your state’s applicable rate	This charge will always equal the applicable state rate

	Deferred Acquisition Cost Tax Charge	1% of each premium	This charge will always represent the expense to MassMutual of the federal acquisition deferred cost tax

Account Value Charges	Administrative Charge	$5.25 per month ($63.00 annually)	$9.00 per month ($108.00 annually)

Cost of Insurance Charge	A per thousand rate multiplied by the
amount at risk each month. This charge
varies by the insured’s gender, issue age
and tobacco classification; the policy
year We make the deduction; the rating
class of Your policy and the underwriting
		classification of the case	The maximum monthly cost of insurance charge for each $1,000 of insurance is shown in the Table of Maximum Monthly Mortality Charges in Your policy

	Face Amount	Issue Age 20-24	Issue Age 20-24
	Charge	Policy years 1-20: $0.00167 per month	Policy years 1-20: $0.00167 per month
	(for fully	of a specified amount	of a specified amount
	underwritten	Policy years 21+: 0	Policy years 21+: 0
	policies)	Issue Age 25-34	Issue Age 25-34
		Policy years 1-15: $0.00250 per month	Policy years 1-15: $0.00250 per month
		of a specified amount	of a specified amount
		Policy years 16+: 0	Policy years 16+: 0
		Issue Age 35-39	Issue Age 35-39
		Policy years 1-15: $0.00292 per month	Policy years 1-15: $0.00292 per month
		of a specified amount	of a specified amount
		Policy years 16+: 0	Policy years 16+: 0
		Issue Age 40-44	Issue Age 40-44
		Policy years 1-15: $0.00333 per month	Policy years 1-15: $0.00333 per month
		of a specified amount	of a specified amount
		Policy years 16+: 0	Policy years 16+: 0
		Issue Age 45-49	Issue Age 45-49
		Policy years 1-15: $0.00375 per month	Policy years 1-15: $0.00375 per month
		of a specified amount	of a specified amount
		Policy years 16+: 0	Policy years 16+: 0
		Issue Age 50-85	Issue Age 50-85
		Policy years 1-4: $0.01667 per month	Policy years 1-4: $0.01667 per month
		of a specified amount	of a specified amount
		Policy years 5+: 0	Policy years 5+: 0

	Charges	Current Rate	Guaranteed Rate
Separate Account Charges	Mortality and Expense Risks Charge	Policy years 1 through 15: 0.60% annually of each Separate Account Division’s assets	Any policy year: 1.0%
Policy years 16-30: 0.40% annually of each Separate Account Division’s assets
Policy years 31+: 0.30% annually of each Separate Account Division’s assets

Fund Charges		SEE FUND CHARGE TABLE	SEE FUND CHARGE TABLE

Other Charges	Withdrawal Charge	2.0% of the withdrawn amount, but not greater than $25.00	2.0% of the withdrawn amount, but not greater than $25.00

	Substitute Insured Charge	$75.00	$75.00

	Loan Interest	Policy years 1-15: 0.75%	3%
	Crediting Rate	Policy years 16-30: 0.55%
	Charge	Policy years 31+: 0.45%

Deductions From Premiums.

Prior to applying Your premium to the GPA or the selected Separate Account Divisions, We deduct a sales load, state premium tax and a deferred acquisition cost tax charge from Your premium.

Sales Load.
We deduct a sales load from Your premium for the expenses related to the sales and distribution of the policies. We will refund a portion of the sales load to You, as part of the cash surrender value, if You surrender Your policy within the first two policy years.

State Premium Tax Charge.
States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against MassMutual by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify MassMutual of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost (“DAC”) Tax Charge.
This charge is related to MassMutual’s federal income tax burden, under Internal Revenue Code Section 848.

Account Value Charges.
On each monthly calculation date, We deduct from Your account value the following charges:

1.	An administrative charge;

2.	A cost of insurance charge;

3.	A face amount charge (if applicable); and

4.	Any rider charge (if applicable).

We deduct these charges from Your account value in proportion to the non-loaned account value in the Separate Account and the GPA.

1.    Administrative Charge.
We deduct a monthly charge for costs We incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners.

2.    Cost of Insurance Charge.
(We refer to this charge as the “Mortality Charge” in Your policy.)
We deduct a cost of insurance charge on each monthly calculation date. This charge is based on the:

•	Insured’s gender;

•	Insured’s issue age;

•	Insured’s tobacco use classification;

•	Policy year in which We make the deduction;

•	Rating class of the policy; and

•	Underwriting classification of the case.

This charge may vary monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each policy month. We will apply any change in this charge to all policies in the same class.

3.    Face Amount Charge.
We currently deduct a monthly face amount charge from policies that are issued under a full underwriting basis. We use this charge to reimburse Us for the costs associated with performing full underwriting on potential policyowners. We base this charge on the greater of the initial selected face amount or the first premium multiplied by the applicable minimum face amount percentage found in Appendix E of this prospectus. The charge will not be based on an amount greater than $10 million. This charge is fixed for a set number of policy years.

4.    Rider Charge.
We will deduct applicable monthly rider charges for any additional benefits We provide to You by rider.

Separate Account Charges

Mortality And Expense Risk Charge.
(We refer to this charge as the “Net Investment Factor Asset Charge” in Your policy.)
We charge the Separate Account Divisions for the mortality and expense risks We assume. This charge varies by policy year, and We deduct it from the value of each Separate Account Division’s assets attributable to the policies.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that Our costs of issuing and administering policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover death benefits and expenses, it will be Our gain. We will use this gain for any purpose, including payment of sales commissions. If the money We collect is insufficient, We will still provide for all death benefits and expenses.

Charges For Federal Income Taxes.
We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, We reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Fund Charges.

The value of the Separate Account Divisions’ assets will reflect investment management fees and other expenses of the Funds. The following table shows the Funds’ total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1999:

Fund / Portfolio Name	Manage- ment Fees	Other Expenses		12b-1 fees	Total Fund Expenses After Expense Reim- burse- ments
MML Emerging Growth Fund (10) *	1.05%	0.11	% (1)	—	1.16%
MML Growth Equity Fund (10)	0.80%	0.11	% (1)	—	0.91%
MML Large Cap Value Fund (10) *	0.80%	0.11	% (1)	—	0.91%
MML OTC 100 Fund (10) *	0.45%	0.11	% (1)	—	0.56%
MML Small Cap Growth Equity Fund (10)	1.08%	0.11	% (1)	—	1.19%
MML Small Cap Value Equity Fund	0.64%	0.11	% (1)	—	0.75%
MML Equity Fund	0.37%	0.00	% (1)	—	0.37%
MML Equity Index Fund – Class II Shares (6)	0.10%	0.19%		—	0.29%
MML Blend Fund	0.37%	0.01	% (1)	—	0.38%
MML Managed Bond Fund (1)	0.47%	0.03%		—	0.50%
Oppenheimer Global Securities Fund/VA	0.67%	0.02%		—	0.69%
Oppenheimer Small Cap Growth Fund/VA	0.75%	0.59	% (7)	—	1.34	% (7)
Oppenheimer Aggressive Growth Fund/VA	0.66%	0.01%		—	0.67%
Oppenheimer Capital Appreciation Fund/VA	0.68%	0.02%		—	0.70%
Opp. Main Street® Growth & Income Fund/VA	0.73%	0.05%		—	0.78%
Oppenheimer Multiple Strategies Fund/VA	0.72%	0.01%		—	0.73%
Oppenheimer High Income Fund/VA	0.74%	0.01%		—	0.75%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.04%		—	0.78%
Oppenheimer Bond Fund/VA	0.72%	0.01%		—	0.73%
Oppenheimer Money Fund/VA	0.45%	0.03%		—	0.48%
Oppenheimer International Growth Fund/VA	1.00%	0.08%		—	1.08%
Panorama Growth Portfolio	0.52%	0.01%		—	0.53%
Panorama Total Return Portfolio	0.54%	0.01%		—	0.55%
Goldman Sachs Capital Growth Fund	0.75%	0.25	% (2)	—	1.00	% (2)
Goldman Sachs Mid Cap Value Fund	0.80%	0.25	% (2)	—	1.05	% (2)
Goldman Sachs CORE SM U.S. Equity Fund	0.70%	0.20	% (2)	—	0.90	% (2)
Goldman Sachs Growth and Income Fund	0.75%	0.25	% (2)	—	1.00	% (2)
Fund / Portfolio Name	Manage- ment Fees	Other Expenses		12b-1 fees	Total Fund Expenses After Expense Reim- burse- ments
Goldman Sachs International Equity Fund	1.00%	0.35	% (2)	—	1.35	% (2)
MFS®New Discovery Series (4)	0.90%	0.17%		—	1.07%
MFS®Emerging Growth Series	0.75%	0.09%		—	0.84%
MFS®Research Series	0.75%	0.11%		—	0.86%
T. Rowe Price New America Growth (5) Portfolio	0.85%	0.00%		—	0.85%
T. Rowe Price Mid-Cap Growth Portfolio (5)	0.85%	0.00%		—	0.85%
T. Rowe Price Limited- Term Bond Portfolio (5)	0.70%	0.00%		—	0.70%
Fidelity® VIP II Contrafund® – Service Class Portfolio (3)	0.58%	0.10%		0.10%	0.78%
Fidelity® VIP Growth Portfolio – Service Class (3) (10)	0.58%	0.09%		0.10%	0.77%
Janus Aspen Balanced Portfolio (10)	0.65%	0.02%		—	0.67	% (8)
Janus Aspen Capital Appreciation Portfolio (10)	0.65%	0.04%		—	0.69	% (8)
Janus Aspen Worldwide Growth Portfolio (10)	0.65%	0.05%		—	0.70	% (8)
American Century VP Income & Growth Fund (10)	0.70%	0.00%		—	0.70	% (9)
American Century VP International Fund (10)	1.34%	0.00%		—	1.34	% (9)
American Century VP Value Fund (10)	1.00%	0.00%		—	1.00	% (9)

*  The MML Emerging Growth Fund, the MML Large Cap Value Fund, and the MML OTC 100 Fund began operations May 1, 2000 and therefore, had no operating expenses as of December 31, 1999. The investment manager estimates that the total operating expenses for these Funds in 2000 will be as shown.

(1)  We agreed to bear expenses of the MML Equity Fund, MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML OTC 100 Fund, MML Emerging Growth Fund, and MML Large Cap Value Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2001. The expenses shown for the MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML OTC 100 Fund, MML Emerging Growth Fund, and MML Large Cap Value Fund include this reimbursement. If not included, the other expenses for these Funds in 2000 are estimated to be 0.44% for the MML Small Cap Value Equity Fund, 0.36% for the MML Growth Equity Fund, 0.36% for the MML Small Cap Growth Equity Fund, 0.38% for the MML OTC 100 Fund, 0.38% for the MML Emerging Growth Fund, and 0.38% for the MML Large Cap Value Fund. We do not expect that we will be required to reimburse any expenses of the MML Equity Fund and the MML Blend Fund in 2000.

(2)  The Funds’ expenses are based on estimated expenses for the fiscal year December 31, 2000. Goldman Sachs Asset Management and Goldman Sachs Asset Management International, the investment advisers to the Funds have voluntarily agreed to reduce or limit certain “Other Expenses” of such Funds (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Funds’ average daily net assets, respectively. The expenses shown include this reimbursement. If not included, the “ Other Expenses” and “Total Fund Expenses” for the Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs CORE SM U.S. Equity Fund, Goldman Sachs Growth and Income Fund and the Goldman Sachs International Equity Fund would be 0.94% and 1.69%, 0.42% and 1.22%, 0.20% and 0.90%, 0.47% and 1.22% and 0.77% and 1.77% respectively and are based on estimated expenses for the fiscal year December 31, 2000. The reductions or limits may be discontinued or modified by the Investment Advisers in their discretion at any time. CORE SM is a service mark of Goldman, Sachs & Co.

(3)  A portion of the brokerage commissions that the Fidelity VIP Growth Portfolio—Service Class and the Fidelity VIP II Contrafund® Portfolio—Service Class pay was used to reduce the other expenses for the Portfolios. In addition, these Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the other expenses for the Fidelity VIP Growth Portfolio would have been 0.07%, decreasing the Fidelity VIP Growth Portfolio’s total fund expenses to 0.75% and the other expenses for the Fidelity VIP II Contrafund® Portfolio would have been 0.07%, decreasing the Fidelity VIP II Contrafund® Portfolio’s total fund expenses to 0.75%.

(4)  The MFS New Discovery Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the series. MFS has agreed to bear expenses for the series, subject to reimbursement by the series, such that the series’ “Other Expenses” shall not exceed 0.15% of the average daily net assets of the series during the current fiscal year.

(5)  Management fees include operating expenses.

(6)  Effective May 1, 2000, the MML Equity Index Fund will be comprised of different share classes. The annual fund expenses for the MML Equity Index Fund—Class II Shares are based on amounts for the Fund as of December 31, 1999. We agreed to bear the expenses of the MML Equity Index Fund—Class II Shares (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% of the average daily net asset value of the Fund through April 30, 2001. The expenses shown for the MML Equity Index Fund—Class II Shares include this reimbursement or waiver. If not included, the Other Expenses for this Fund would be 0.29%. Without such reductions, the Total Fund Expenses for the MML Equity Index Fund —Class II Shares would be 0.39%.

(7)  Net of voluntary assumption of 0.49% in other expenses by the Manager.

(8)  Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

(9)  Management fees are based upon the fiscal year ended December 31, 1999.

(10)  Subject to state availability.

Other Charges.

Withdrawal Charges.
We deduct a charge from each withdrawal.

Loan Interest Rate Expense Charge.
We deduct a charge from the loan interest rate. This charge reimburses us for expenses We incur for administering Your loan. The charge varies by policy year.

Substitute Insured Charge.
We charge an administrative fee if You transfer the policy to the life of a substitute insured.

Reduction of Charges.
We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by Us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	The number of insureds;

•	The total premium expected to be paid;

•	Total assets under management for the policyowner;

•	The nature of the relationship among individual insureds;

•	The purpose for which the policies are being purchased;

•	The expected persistency of individual policies; and

•	Any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policyowners which reflects differences in costs of services.

The Separate Account.

Our Board of Directors established the Separate Account on July 13, 1988 in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Securities and Exchange Commission does not supervise MassMutual’s or the Separate Account’s management or investment practices. Under Massachusetts law, however, the Division of Insurance of the Commonwealth of Massachusetts regulates both Us and the Separate Account.

We establish designated segments of the Separate Account to receive and invest premiums for other MassMutual variable life insurance policies. We have established a segment for the policies.

Although the Separate Account assets are assets of MassMutual, We cannot use those Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the policies to satisfy any obligations that may arise out of any other business We conduct. The Separate Account assets may, however, be subject to liabilities arising from other variable life insurance policies funded by the Separate Account. We may at Our discretion transfer those assets which exceed the reserves and other liabilities of the Separate Account to Our general account. Such transfers will not adversely affect the Separate Account.

We credit or charge the Separate Account Divisions with the Divisions’ income and realized or unrealized gains or losses without regard to any of MassMutual’s other income, gains, or losses.

MassMutual may accumulate in the Separate Account the mortality and expense risks charge, account value charges and investment results applicable to those assets that are in excess of net assets supporting the policies.

MassMutual has the right to establish additional divisions of the Separate Account. We will invest amounts credited to any additional divisions in shares of other Funds. We have the right to substitute new Funds for any Separate Account Divisions. If We do this, We will obtain prior approval from all of the necessary regulatory authorities. We will also give You notice of Our intent to do this.

Investments Of The Separate Account.
We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have established forty-two Separate Account Divisions within the policies’ designated segment of the Separate Account. Each Separate Account Division invests in a corresponding Fund as follows:

Division	Fund

MML Emerging Growth Division**	MML Emerging Growth Fund**

MML Growth Equity Division**	MML Growth Equity Fund**

MML Large Cap Value Division**	MML Large Cap Value Fund**

MML OTC 100 Division**	MML OTC 100 Fund**

MML Small Cap Growth Equity Division**	MML Small Cap Growth Equity Fund**

MML Small Cap Value Equity Division	MML Small Cap Value Equity Fund

MML Equity Division	MML Equity Fund

MML Equity Index Division	MML Equity Index Fund – Class II Shares

MML Blend Division	MML Blend Fund

MML Managed Bond Division	MML Managed Bond Fund

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA

Oppenheimer Small Cap Growth Division	Oppenheimer Small Cap Growth Fund/VA

Oppenheimer Aggressive Growth Division	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Growth & Income Division	Oppenheimer Main Street Growth & Income Fund/VA

Oppenheimer Multiple Strategies Division	Oppenheimer Multiple Strategies Fund/VA

Oppenheimer High Income Division	Oppenheimer High Income Fund/VA

Oppenheimer Strategic Bond Division	Oppenheimer Strategic Bond Fund/VA

Oppenheimer Bond Division	Oppenheimer Bond Fund/VA

Oppenheimer Money Division	Oppenheimer Money Fund/VA

Oppenheimer International Growth Division*	Oppenheimer International Growth Fund/VA*

Panorama Growth Division	Panorama Growth Portfolio

Panorama Total Return Division	Panorama Total Return Portfolio

MFS New Discovery Division	MFS New Discovery Series

MFS Emerging Growth Division	MFS Emerging Growth Series

MFS Research Division	MFS Research Series

Goldman Sachs International Equity Division	Goldman Sachs International Equity Fund

Goldman Sachs Capital Growth Division	Goldman Sachs Capital Growth Fund

Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund

Goldman Sachs CORE SM U.S. Equity Division	Goldman Sachs CORE SM U.S. Equity Fund

Goldman Sachs Growth and Income Division	Goldman Sachs Growth and Income Fund

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Limited- Term Bond Division	T. Rowe Price Limited- Term Bond Portfolio

Fidelity VIP II Contrafund Division	Fidelity VIP II Contrafund Portfolio – Service Class

Fidelity VIP Growth Division**	Fidelity VIP Growth Portfolio – Service Class**

Janus Aspen Balanced Division**	Janus Aspen Balanced Portfolio – Institutional Shares**

Janus Aspen Capital Appreciation Division**	Janus Aspen Capital Appreciation Portfolio – Institutional Shares**

Janus Aspen Worldwide Growth Division**	Janus Aspen Worldwide Growth Portfolio – Institutional Shares**

American Century VP Income & Growth Division**	American Century VP Income & Growth Fund**

American Century VP International Division**	American Century VP International Fund**

American Century VP Value Division**	American Century VP Value Fund**

*Prior to October 1, 1999, the Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio. Prior to May 1, 2000, the Oppenheimer International Growth Division was called the Panorama International Equity Division.
**Subject to state availability.

As custodian for the Separate Account, MassMutual holds the shares of the underlying Funds purchased by the Separate Account Divisions. The Separate Account purchases and redeems shares of the Funds at their net asset value. The net asset value is determined at the time of receipt of the purchase order or redemption request.

Some of the Funds available to You are similar to mutual funds offered in the retail marketplace. These Funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these Funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail mutual funds. In fact, performance of these Funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the Funds that are available to You in this policy and is not an indication of future performance of such Funds.

There is no assurance that the Funds will achieve stated objectives. The Fund prospectuses contain more detailed information about the Funds. Current copies of the Fund prospectuses are included with this prospectus. You should read the information contained in the Funds’ prospectuses before making allocations to any Division of the Separate Account.

MML Series Investment Fund

The MML Series Investment Fund (the “MML Trust”) is a no-load, open-end investment company. The MML Emerging Growth Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, MML Small Cap Value Equity Fund, MML Equity Fund, MML Equity Index Fund, MML Blend Fund and MML Managed Bond Fund (collectively, the “MML Funds”) are separate series of shares of the MML Trust.

MassMutual acts as investment manager to each of the MML Funds. David L. Babson and Company, Inc. (“Babson”) serves as the investment sub-adviser to the MML Equity Fund, the MML Small Cap Value Equity Fund and the equity sector of the MML Blend Fund and as of January 1, 2000, Babson serves as the investment sub-adviser to the MML Managed Bond Fund and all sectors of the MML Blend Fund. Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, a controlled subsidiary of MassMutual.

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investment of the MML Growth Equity Fund.

MassMutual has entered into sub-advisory agreements with J.P. Morgan Investment Management Company Inc. (“J.P. Morgan”) and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby J.P. Morgan and Waddell & Reed each manage a poriton of the MML Small Cap Growth Equity Fund.

MassMutual has entered into a sub-advisory agreement with RS Investment Management L.P. whereby RS Investment Management L.P. manages the investments of the MML Emerging Growth Fund.

MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P. whereby Davis Selected Advisers, L.P. manages the investments of the MML Large Cap Value Fund.

MassMutual has also entered into an agreement with The Bankers Trust Company (“Bankers Trust”) to serve as the investment sub-adviser to the MML Equity Index Fund and the MML OTC 100 Fund. MassMutual, Babson and Bankers Trust are registered as investment advisers under the Investment Advisers Act of 1940.

MML Emerging Growth Fund*
The MML Emerging Growth Fund seeks capital appreciation by investing in smaller, rapidly growing emerging companies.
* Subject to state availability.

MML Growth Equity Fund*
The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.
* Subject to state availability.

MML Large Cap Value Fund*
The MML Large Cap Value Fund seeks both capital growth and income by selecting high quality, large capitalization companies in the S&P 500 Index®.
* Subject to state availability.

MML OTC 100 Fund*
The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks.
* Subject to state availability.

MML Small Cap Growth Equity Fund*
The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

*Subject to state availability

MML Small Cap Value Equity Fund
The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Equity Fund
The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund – Class II Shares
The MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S& P 500 Stock Price Index®.
(“Standard & Poor’s,” “Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation regarding the advisability of investing in the Fund.)

MML Blend Fund
The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income and money market securities.

MML Managed Bond Fund
The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment grade debt securities.

Oppenheimer Variable Account Funds

The Oppenheimer Variable Account Funds (the “Oppenheimer Funds”) is an investment company consisting of ten separate funds, all of which are offered under this policy .

OppenheimerFunds, Inc. (“OFI”) supervises the investment operations of the Oppenheimer Funds. OFI also determines the composition of each respective portfolio and advises and recommends investment policies and the purchase and sale of securities, pursuant to an investment advisory agreement with each Oppenheimer Fund.

OFI is located at Two World Trade Center, New York, NY 10048-0203 and has operated as an investment adviser since April 30, 1959. Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual, owns OFI. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

Oppenheimer Global Securities Fund/VA
The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, “ growth-type” companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Fund invests mainly in equity securities of U.S. and foreign issuers.

Oppenheimer Small Cap Growth Fund/VA
The Oppenheimer Small Cap Growth Fund/VA seeks capital appreciation. Current income is not an objective. In seeking its objective, the Fund invests mainly in common stocks of small cap companies that OFI believes have favorable growth prospects. The Fund currently defines “small cap issuer” as one having a market capitalization of up to $2.5 billion.

Oppenheimer Aggressive Growth Fund/VA
The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Capital Appreciation Fund/VA
The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing in securities of well-known established companies. The Fund invests in equity securities.

Oppenheimer Main Street Growth & Income Fund/VA
The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Oppenheimer Multiple Strategies Fund/VA
The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return which includes current income and capital appreciation in the value of its shares. This Fund allocates its investments among common stocks, debt securities, and “money market” instruments.

The Oppenheimer High Income Fund/VA
The Oppenheimer High Income Fund/VA seeks a high level of current income. The Fund invests in unrated securities or high risk securities in the lower rating categories, commonly known as “junk bonds,” which are subject to a greater risk of loss of principal and non payment of interest than higher-rated securities.

Oppenheimer Strategic Bond Fund/VA
The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. government securities, and lower-rated high-yield securities of U.S. and foreign companies.

Oppenheimer Bond Fund/VA
The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective of high current income. This Fund invests mainly in investment grade debt securities.

Oppenheimer Money Fund/VA
The Oppenheimer Money Fund/VA seeks maximum current income that is consistent with stability of principal. The Fund invests in short-term, high quality “money market” securities.

Panorama Series Fund, Inc.

The Panorama Series Fund, Inc., (“Panorama Fund”) is an open-end investment company.

OFI supervises the investment operations of the Panorama Fund. OFI also determines the composition of each Panorama Portfolio, and advises and recommends investment policies and purchase and sale of securities, under an investment advisory agreement with each Panorama Portfolio.

Oppenheimer International Growth Fund/VA*
The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.
*Prior to October 1, 1999, the Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio.

Panorama Growth Portfolio
The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Panorama Total Return Portfolio
The Panorama Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

Goldman Sachs Variable Insurance Trust

The Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”) is an open-end, management investment company, organized in Delaware in September, 1997. The Goldman Sachs International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs CORE  SM U.S. Equity Fund and Goldman Sachs Growth and Income Fund are each a separate series of shares of the VIT.

Goldman Sachs Asset Management (“GSAM”) is a separate operating division of Goldman, Sachs & Co. It serves as investment adviser to the Goldman Sachs Growth and Income Fund, Goldman Sachs CORE  SM U.S. Equity Fund, Goldman Sachs Capital Growth Fund and Goldman Sachs Mid Cap Value Fund. As of September 1, 1999, the Investment Management Division was established as a new operating division of Goldman, Sachs & Co. This newly created entity includes GSAM. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. GSAM is located at 32 Old Slip, New York, N.Y. 10005.

Goldman Sachs Asset Management International (“GSAMI”) is a unit of the Investment Management Division. GSAMI serves as investment adviser to the Goldman Sachs International Equity Fund. GSAMI is located at 133 Peterborough Court, London, England, EC4A 2BB.

Goldman Sachs International Equity Fund
The Goldman Sachs International Equity Fund seeks long-term capital appreciation through investments in equity securities of companies that are organized outside of the United States or whose securities are principally traded outside of the United States.

Goldman Sachs Capital Growth Fund
The Goldman Sachs Capital Growth Fund seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

Goldman Sachs Mid Cap Value Fund
The Goldman Sachs Mid Cap Value Fund seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $300 million and $15 billion).

Goldman Sachs CORE  SM U.S. Equity Fund
The Goldman Sachs CORE  SM U.S. Equity Fund seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

Goldman Sachs Growth and Income Fund
The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

MFS®Variable Insurance Trust  SM

The MFS®Variable Insurance Trust  SM (“MFS Trust”) is an open-end management investment company, organized as a Massachusetts business trust in 1994. The MFS New Discovery Series, MFS Emerging Growth Series and MFS Research Series (collectively referred to as “MFS Series”) are each a separate series of shares of the MFS Trust.

Massachusetts Financial Services Company (“MFS Co.”) advises the MFS Series. MFS Co. is a Delaware corporation and is located at 500 Boylston Street, Boston, MA 02116 .

MFS New Discovery Series
The MFS New Discovery Series seeks capital appreciation by investing, under normal market conditions, at least 65% of its total assets in companies that are believed to offer superior prospects for growth. Such securities may either be listed on the securities exchanges or traded in the over-the-counter markets and may be U.S. or foreign companies.

MFS Emerging Growth Series
The MFS Emerging Growth Series seeks long-term growth of capital by investing primarily in common stocks of companies which are early in their life cycle, but which have the potential to become major enterprises (emerging growth companies).

MFS Research Series
The MFS Research Series seeks long-term growth of capital and future income, by investing a substantial portion of its assets in equity securities of companies believed to possess favorable prospects for long-term growth. A smaller proportion of the Fund’s assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio are each a separate series of shares of T. Rowe Price Equity Series, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 and is the investment adviser to each of the Portfolios. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio
The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

T. Rowe Price New America Growth Portfolio
The T. Rowe Price New America Growth Portfolio seeks long-term growth of capital by investing in the common stocks of U.S. growth companies operating in service industries. Most of Portfolio assets are invested in service companies, we believe are above-average performers in their fields. The Portfolio may also invest up to 25% of total assets in nonservice-related growth companies.

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Fixed Income Series, Inc. is a diversified, open-end investment company and incorporated in Maryland in 1994. The T. Rowe Price Limited-Term Bond Portfolio is one of the series of shares of T. Rowe Price Fixed Income Series, Inc. T. Rowe Price advises the T. Rowe Price Limited-Term Bond Portfolio.

T. Rowe Price Limited-Term Bond Portfolio
The T. Rowe Price Limited-Term Bond Portfolio seeks high level of income consistent with moderate fluctuation in principal value. The Portfolio invests primarily in investment-grade, corporate bonds with an average effective maturity not exceeding five years. Up to 10% of the Portfolio’s assets can be invested in below investment grade securities, commonly referred to a “junk bonds,” including those with the lowest ratings, in an effort to enhance yield.

Fidelity Variable Insurance Products Fund

Fidelity Variable Insurance Products Fund (“Fidelity VIP”) is an open-end management investment company, organized as a Massachusetts business trust in 1981. The Fidelity VIP Growth Portfolio is a diversified fund of Fidelity VIP.

Fidelity Management & Research Company (“FMR”) is the investment adviser to Fidelity VIP Growth Portfolio. FMR is the management arm of Fidelity Investments® . Fidelity Investments has its principal place of business address at 82 Devonshire Street, Boston, MA 02109.

Fidelity VIP Growth Portfolio – Service Class*
Fidelity VIP Growth Portfolio seeks to achieve capital appreciation by investing primarily in common stocks. This Portfolio invests in companies that the manager believes have above-average growth potential.
*Subject to state availability

Fidelity Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II (“Fidelity VIP II”) is an open-end management investment company, organized as a Massachusetts business trust in 1988. The Fidelity VIP II Contrafund Portfolio is a diversified fund of Fidelity VIP II.

Fidelity Management & Research Company (“FMR”)
is the investment adviser to the Fidelity VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments. Fidelity Investment has its principal business address at 82 Devonshire Street, Boston, MA.

Fidelity Management & Research (U.K.) Inc. in London, England, and Fidelity Management & Research (Far East) Inc., in Tokyo, Japan, assist FMR with foreign investments. They each serve as sub-advisers for the Fidelity VIP II Contrafund Portfolio.

Fidelity VIP II Contrafund Portfolio – Service Class
The Fidelity VIP II Contrafund Portfolio seeks long-term capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.

Janus Aspen Series

Janus Aspen Series (“Janus Aspen”) is an open-end management investment company. Janus Aspen Worldwide Growth Portfolio, Janus Aspen Capital Appreciation Portfolio and Janus Aspen Balanced Portfolio are each a separate series of Janus Aspen.

Janus Capital is the investment adviser to the Janus Aspen Worldwide Growth Portfolio, the Janus Aspen Capital Appreciation Portfolio and Janus Aspen Balanced Portfolio. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928.

Janus Aspen Balanced Portfolio – Institutional Shares*
The Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
*Subject to state availability

Janus Aspen Capital Appreciation Portfolio –Institutional Shares*
The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
*Subject to state availability

Janus Aspen Worldwide Growth Portfolio –Institutional Shares*
The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.
*Subject to state availability

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. (“American Century VP”) was organized as a Maryland corporation in 1987 and is a diversified, open-end management investment company. American Century Investment Management, Inc. (“American Century”) is the investment manager of American Century VP. American Century has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958. American Century’s address is American Century Tower, 4500 Main Street, Kansas City Missouri 64111.

American Century VP Income & Growth Fund*
The American Century VP Income & Growth Fund seeks dividend growth, income and capital appreciation by investing in common stocks.
*Subject to state availability

American Century International Fund*
The Fund seeks capital growth by investing in stocks of companies with a very high earnings potential and revenue growth.
*Subject to state availability

American Century VP Value Fund*
The American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks that the management team believes to be undervalued at the time of purchase. Income is a secondary objective.
*Subject to state availability

Fund Monitoring.

The MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT, MFS Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., Fidelity VIP, Fidelity VIP II, Janus Aspen Series and American Century VP were established to provide investment vehicles for variable life insurance contracts and variable annuities contracts. Shares of the MML Trust and Panorama Fund are not offered to the general public. They are offered solely to MassMutual separate investment accounts and other life insurance company separate accounts of MassMutual subsidiaries. Shares of the Oppenheimer Funds, Goldman Sachs VIT, MFS Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., Fidelity VIP, Fidelity VIP II, Janus Aspen and American Century VP are also not offered to the general public. They are offered to insurance company separate accounts affiliated and unaffiliated with MassMutual which fund variable annuity, variable life insurance contracts and qualified plans.

Shares of the Funds may be sold to and held by separate accounts which fund variable annuity and variable life insurance contracts and qualified plans. As a result, certain conflicts of interests between variable annuity owners, variable life insurance policyowners and program investors may occur. Each Board of Trustees/Directors will monitor their respective Fund(s) for any material irreconcilable conflict of interest. Each will determine the appropriate action, if any, which should be taken if a material irreconcilable conflict arises between the holders of variable annuity contracts and variable life policies.

The Guaranteed Principal Account (GPA).

In addition to the Separate Account, You may allocate net premium or transfer account value to the GPA. Amounts You allocate or transfer to the GPA become part of MassMutual’s general account assets. You do not share in the investment experience of those assets. Rather, We guarantee a 3% rate of return on Your allocated amount. For amounts transferred to the GPA due to a policy loan, the guaranteed rate is the greater of: (a) 3%; and (b) the policy loan rate less 3%.

Although We are not obligated to credit interest at a rate higher than this minimum. We will credit and guarantee a secondary interest rate, which may be higher, but will never be lower than the minimum for the calendar year 2000. We may also pay a rate of interest in excess of that secondary guarantee for such periods. At Your request, We will inform you of the then applicable rate or rates.

Because of exemptive and exclusionary provisions, MassMutual has not registered interests in Our general account under the Securities Act of 1933. We also have not registered the general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any interests therein are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Premiums.

There are four premium concepts under the policy:

1. Minimum Case Premium.

2. Minimum Net First Policy Premium.

3. Planned Annual Premium.

4. Annual Cutoff Policy Premium.

1.    Minimum Case Premium.
The minimum premium that we require for a case is $250,000 of first year annualized premium.

2.    Minimum Net First Policy Premium.
You must pay the minimum net first policy premium and submit the application and all other required forms in good order to Our Home Office before We will issue Your policy. The minimum net first policy premium is twelve times an amount equal to the first month’s account value charges.

3.    Planned Annual Premium.
You may elect in the application to pay an annual premium for Your policy. We call this premium Your planned annual premium. Your election of a planned annual premium forms the basis for the premium bills We send You. You may change the amount of Your planned annual premium at any time.

The amount of your planned annual premium will depend on:

• The selected face amount of the policy;

• The insured’s age;

• The insured’s gender;

• The insured’s tobacco use classification; and

• The amount of the first premium paid.

There is no penalty if You do not pay the planned annual premium. Your payment of this amount does not guarantee coverage for any period of time. Even if You pay planned annual premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment, unless Your policy meets the safety test.

4.    Annual Cutoff Policy Premium.
The annual cutoff policy premium for Your policy establishes a threshold for Your policy’s sales loads. If You pay premiums that are below the annual cutoff policy premium, a higher sales load will result than if You pay premiums that exceed the annual cutoff policy premium.

We set the annual cutoff policy premium on the date We issue Your policy. The amount of the annual cutoff policy premium depends on:

• The initial selected face amount of the policy;

• The insured’s age;

• The insured’s gender; and

• The insured’s tobacco use classification

The following table shows the annual cutoff policy premium at certain ages for a policy with a selected face amount of $100,000 in all years, under death benefit option 1.

ANNUAL CUTOFF POLICY PREMIUM
LEVEL $100,000 SELECTED FACE AMOUNT
(DEATH BENEFIT OPTION 1)

	Issue Age
Class	Age	Age	Age
	25	40	55
Male Tobacco	$3,247	$5,315	$8,496

Female Tobacco	$2,666	$4,395	$6,955

Unisex Tobacco	$3,132	$5,131	$8,175

Male Non-Tobacco	$2,639	$4,363	$7,183

Female Non-Tobacco	$2,342	$3,883	$6,325

Unisex Non-Tobacco	$2,580	$4,267	$7,009

Male UniTobacco	$2,867	$4,705	$7,593

Female UniTobacco	$2,431	$4,016	$6,450

Unisex UniTobacco	$2,780	$4,567	$7,359

Minimum and Maximum Premium Payments.

While Your policy is in force, You may pay premiums at any time before the death of the insured subject to certain restrictions. The minimum premium payment is $100.00. If You choose the Guideline Premium Test, the maximum premium will be stated on the Schedule Page of Your policy.

Regardless of whether You choose the Guideline Premium Test or the Cash Value Accumulation Test, We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to Our Home Office or to the address indicated for payment on the premium reminder notice.

Net Premium Allocation.

You choose the percentages of Your net premiums to be allocated to the Separate Account Divisions and/or the GPA. You may choose any whole-number percentages as long as the total is 100%. You may allocate net premium payments to a maximum of twenty-one Separate Account Divisions and the GPA at any time.* You may also change Your allocation of future net premiums at any time without charge by written request or by any other means acceptable to Us, including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. To allocate net premiums or to transfer account value to a twenty-second Separate Account Division, You must transfer 100% of the account value from one or more of Your twenty-one selected Separate Account Divisions.

During Your free look period, we will apply Your first net premium to the Oppenheimer Money Division, provided the premium equals or exceeds the minimum net first policy premium. At the later of the end of the free look period or the date We receive proper notice that You received Your policy, We will apply Your account value to the GPA and/or Separate Account Divisions according to Your instructions and subject to Our current allocation rules.

*We reserve the right to limit the number of Separate Account Divisions to which You can allocate Your net premiums if the limitation is necessary to protect Your policy’s status as life insurance under federal tax law.

Termination.

We will not terminate Your policy for failure to pay premiums. Instead, We will terminate Your policy if on a monthly calculation date:

•	The account value less any policy debt is insufficient to cover the total monthly deduction, and

•	Your policy does not meet the safety test.

Your policy will then enter a 61-day grace period.

Grace Period.
We allow You 61 days to pay any premium necessary to cover an overdue monthly deduction. You will receive a notice from Us which states the overdue amount and premium due. During the 61-day grace period, the policy remains in force. Your policy will terminate without value if We do not receive the premium due by the later of 61 days or 31 days after We have mailed the written notice.

Safety Test.
The safety test is a lapse protection feature. If met, this test allows Your policy to stay in force for a period of time even if there is insufficient account value to cover the account value charges. You may not elect death benefit option 2 or 3, and the insured may not be in a substandard rating class for the safety test to apply.

Your policy meets the safety test on any given monthly calculation date if:

• The sum of premiums paid; less

• Any amounts withdrawn; less

• Any rider charges, if applicable;

equals or exceeds the sum of monthly safety test premiums on that monthly calculation date and all prior monthly calculation dates during the safety test period.

If Your policy debt exceeds account value, Your policy will fail the safety test.

The safety test only applies from the start of the policy date through the safety test’s expiration date. The safety test’s expiration date is the later of the policy anniversary nearest the insured’s 70th birthday, or the tenth policy anniversary.

Safety Test Grace Period.
If Your policy does not meet the safety test on any given monthly calculation date, we will mail You, and any assignee indicated on Our records, a written notice. This notice states the premium amount You need to pay to prevent termination of the safety test. The safety test will expire 31 days after we mail this written notice, unless You send in the required premium payment. Once the safety test terminates, You cannot reinstate it.

Death Benefit Under The Policy.

The death benefit is the amount We pay to the designated beneficiary(ies) when the insured dies. Upon receiving proof of death, We pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct Us to pay all or part of the benefit in cash or to apply it under one or more of Our payment options.

Minimum Face Amount.
To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. The minimum face amount is determined using one of two allowable definitions of life insurance: (1) the Cash Value Accumulation Test or (2) the Guideline Premium Test. You choose which test to use on the application prior to the issuance of Your policy. Once You choose the way We determine Your minimum face amount, You cannot change it after Your policy is issued.

The Cash Value Accumulation Test determines the minimum face amount by multiplying the account value plus the refund of sales load, if applicable, by the minimum face amount percentage. The percentages depend upon the insured’s age, gender and tobacco use classification.

Under the Guideline Premium Test, the minimum face amount is also equal to an applicable percentage of the account value plus the refund of sales load, if applicable, but the percentage varies only by age of insured.

Death Benefit Options.
In the application, You choose a selected face amount and death benefit option. We offer three death benefit options:

1. Death Benefit Option 1:
The death benefit is the greater of the selected face amount in effect on the date of death or the minimum face amount in effect on the date of death.
2. Death Benefit Option 2:

The death benefit is the greater of (a) the sum of the selected face amount in effect on the date of death plus the account value on the date of death or (b) the minimum face amount in effect on the date of death.

3. Death Benefit Option 3:

The death benefit is the greatest of (a) the selected face amount in effect on the date of death, plus the sum of all premiums paid, less withdrawals; or (b) the selected face amount in effect on the date of death; or (c) the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any account value charges that apply for the period beyond the date of death; and

•	We deduct any policy debt outstanding on the date of death; and

•	We deduct any account value charges unpaid as of the date of death.

If the insured dies after the first policy year, We will also include a pro-rata share of any dividend allocated to the policy for the year death occurs.

Under death benefit options 1 and 3, the death benefit amount is unaffected by Your policy’s investment experience unless the death benefit is based on the minimum face amount. Under death benefit option 2, the death benefit amount may increase or decrease by investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option.

Example:    The following example shows how the death benefit may vary as a result of investment performance and death benefit option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000

(b) Account value on date of death, plus refund of sales load, if applicable:	$40,000	$50,000

(c) Sum of premiums less withdrawals:	$30,000	$40,000

(d) Minimum face amount percentage on date of death:	240%	240%

(e) Minimum face amount (b x d):	$96,000	$120,000
Death benefit if death benefit option 1 is in effect [greater of (a) or (e)]:	$100,000	$120,000

Death benefit if death benefit option 2 is in effect [greater of (a + b) or (e)]:	$140,000	$150,000

Death benefit if death benefit option 3 is in effect [greater of (a + c) or (a) or (e)]:	$130,000	$140,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Changes In Selected Face Amount.
You may increase the selected face amount by written request six months after policy issue or six months after a previous increase. We may request adequate evidence of insurability for an increase. We will not allow an increase in the selected face amount after the policy anniversary date nearest the insured’s 85th birthday. Additionally, any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after We have received and approved Your written request for such change; or

•	the requested effective date of the change.

Any increase must be for at least $10,000.

You may also decrease Your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

•	15 days after We receive and approve Your written request for such change; or

•	the requested effective date of the change.

Account Value.

The account value of Your policy is the value in the Separate Account Divisions plus the value in the GPA. Initially, this value equals the net amount of the first premium You paid under the policy. We apply this amount to the Oppenheimer Money Division until the later of: (1) the expiration of the free look period or (2) the date We receive proper notice that You have received Your policy. The account value is then allocated among the Separate Account Divisions and/or the GPA according to Your instructions, subject to applicable restrictions.

The purchase and sale of accumulation units will affect Your account value in the Separate Account Divisions. We purchase and sell units at the unit value as of the valuation time on the valuation date if We receive Your transaction request before the valuation time. Otherwise, We will purchase and sell units to complete Your request at the unit value as of the valuation time on the next following valuation date, or a later date if You request. We determine unit values on each valuation date.

Investment Return.
The investment return of a policy is based on:

•	The account value held in each Separate Account Division for that policy;

•	The investment experience of each Separate Account Division as measured by its actual net rate of return; and

•	The interest rate credited on account value held in the GPA.

The investment experience of a Separate Account Division reflects:

•	Increases or decreases in the net asset value of the shares of the underlying Fund;

•	Any dividend or capital gains distributions declared by the Fund; and

•	Any charges against the assets of the Separate Account Division.

We determine the investment experience each day on each valuation date. The actual net rate of return for a Separate Account Division measures the investment experience from the end of one valuation date to the end of the next valuation date.

Cash Surrender Value.
You may surrender Your policy for its cash surrender value at any time while the insured is living. The cash surrender value is:

•	Account value; less

•	Any outstanding policy debt; plus

•	The refund of sales load, if applicable.

There is no surrender charge.

If You surrender Your policy within the first two policy years, We will refund a portion of the sales load, as part of the cash surrender value. If you surrender Your policy in the first policy year, We will reimburse 65% of the sales load collected for that year. If You surrender Your policy in the second policy year, We will reimburse 30% of the sales load collected in the first policy year.

Your surrender is effective on the date We receive the policy and a fully completed written request at Our Home Office, unless You select a later effective date. If, however, We receive Your surrender request on a date that is not a valuation date or after a valuation time, then Your surrender will be effective on the next valuation date.

Transfers.
You may transfer all or part of the account value among the policy’s Separate Account Divisions and the GPA by written request or by any other means acceptable to Us, including, but not limited to, requests by telephone, facsimile, electronic mail or the Internet. In Your transfer request, You must indicate the dollar amount or the whole-number percentage You wish to transfer. There is no limit on the number of transfers You may make from the Separate Account Divisions.

You may maintain account value in a maximum of twenty-one Separate Account Divisions and the GPA at any one time. If You want to transfer net premium or transfer account value to a twenty-second Division, You must transfer 100% of the account value from one or more of the twenty-one active Separate Account Divisions.*

You may transfer all account value in the Separate Account to the GPA at any time without incurring a fee. The transfer will take effect when We receive Your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six transfers in a policy year. This fee will not exceed $10 per transfer.

You may only transfer account value from the GPA to the Separate Account once per policy year. This transfer must occur within the 31-day period following your policy anniversary date. This transfer may not exceed 25% of Your account value in the GPA at the time of Your transfer. For purposes of this transfer restriction, Your account value in the GPA does not include policy debt. However, You may transfer 100% of Your account value in the GPA to the Separate Account if:

•	You have transferred 25% of Your account value in the GPA in each of the previous three policy years, and

•	You have not allocated premium payments or made transfers to the GPA during any of the previous three policy years, except as a result of a policy loan.

You cannot transfer GPA account value equal to any policy debt.

*We reserve the right to limit the number of Separate Account Divisions to which You can allocate Your account value if the limitation is necessary to protect Your policy’s status as life insurance under federal tax law.

Automated Account Value Transfer.
Automated account value transfer permits You to make monthly transfers of account value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You must specify the amount You wish to transfer as a dollar amount or a whole-number percentage. Automated account value transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per policy year.

You can elect, change or cancel automated account value transfer on any valuation date, provided We receive a fully completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after We receive Your request at Our Home Office. If We receive Your request before the end of the free look period, Your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, You must specify:

•	The Separate Account Division We are to transfer from; and

•	The Separate Account Division(s) and/or GPA We are to transfer to; and

•	The length of time during which transfers will continue.

If Your transfer amount is greater than Your account value in the Separate Account Division We are transferring from, then We will transfer Your remaining value in that Division in the same proportion as Your previously transferred amounts. We will not process any more automated transfers thereafter.

Automated Account Re-Balancing.
Automated account re-balancing permits You to maintain a specified whole-number percentage of Your account value in any combination of the Separate Account Divisions and the GPA. We must receive a fully completed written request in order to begin Your automated account re-balancing program. Then, We will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust Your account value to Your specified percentage.

This program allows You to maintain a specific fund allocation. Quarterly re-balancing is based on Your policy year. We will re-balance Your account value only on a monthly calculation date. We consider automated account re-balancing to be one transfer per policy year.

You can elect or cancel automated account re-balancing on any valuation date, provided We receive a fully completed written request. You may only change allocation percentages once each policy year. In addition, You may only reduce Your allocation to the GPA by up to 25% once each policy year.

The effective date of the first automated re-balancing will be the first monthly calculation date after We receive Your request at the Home Office. If We receive the request before the end of the free look period, Your first re-balancing will occur at the end of the free look period. The automated account re-balancing program is not subject to the restrictions on transfers from the GPA to the Separate Account.

You may participate in either the automated account value transfer program or the automated account re-balancing program at one time.

Withdrawals.
After Your policy has been in force for six months, You can withdraw value from Your policy on any monthly calculation date. You must send written request to Our Home Office.

•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).

•	Maximum withdrawal amount: Account value, less policy debt, less an amount equal to twelve multiplied by the most recent account value charges for Your policy.

We deduct the withdrawal amount from Your account value as of the valuation time on the applicable monthly calculation date. You must specify the GPA or the Separate Account Division(s) from which the withdrawal is to be made. If You do not specify otherwise, We will withdraw the amount in proportion from Your values in the Separate Account Divisions and the GPA. The withdrawal amount may not exceed the non-loaned account value of a Separate Account Division or GPA.

We deduct a charge of 2.0% of the amount You withdraw. This charge will not exceed $25.00. We will reduce Your account value by the amount of the withdrawal. If necessary, We will reduce Your policy’s selected face amount to prevent an increase in the amount at risk, unless You provide Us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

Policy Loan Privilege.

You can take a loan on Your policy at any time while the insured is living. The maximum loan is:

•	Your account value at the time of the loan; less

•	Any outstanding policy debt before the new loan; less

•	Interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less

•	An amount equal to the most recent account value charge for the policy multiplied by the number of monthly calculation dates remaining, up to and including, the next policy anniversary date.

You must properly assign Your policy to Us as collateral for the loan.

Source of Loan.
We deduct Your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned account value of each on the date of the loan request. We liquidate shares taken from the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

We may delay any loan from the non-loaned portion of the GPA for up to six months. We may also delay any loan from the Separate Account if:

•	The New York Stock Exchange is closed, except for normal weekend and holiday closings, or

•	Trading is restricted, or

•	The Securities and Exchange Commission determines that an emergency exists, or

•	The Securities and Exchange Commission permits Us to delay payment.

If Loans Exceed the Policy Account Value.
Policy debt is Your outstanding loan balance, including accrued interest. Policy debt must not exceed Your account value. If this limit is reached, We may terminate the policy, even if Your policy meets the safety test. If We terminate Your policy for this reason, We will notify You, and any assignee shown on our records, in writing. This notice states the amount necessary to bring the policy debt back within the limit. If We do not receive a payment within 31 days after the date We mailed the notice, the policy terminates without value at the end of those 31 days. Termination of a policy under these circumstances could cause You to recognize gross income.

Interest.
On the Application, You may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. We set the adjustable loan rate each year that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If Moody’s Investors Service, Inc. is no longer published, We will use a substantially similar average. The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or

•	5%.

We will increase the rate if the maximum limit is at least  1 /2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least  1 /2% lower than the rate in effect for the previous year.

Interest accrues daily, becoming part of the policy debt. Interest is due on each policy anniversary. If You do not pay interest when due, We will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned account value in each.

Repayment.
You may repay all or part of any policy debt at any time while Your policy is in force. Upon repayment, We will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the GPA at the time of repayment. If You do not repay the loan, We deduct the loan amount due from the surrender value or death benefit.

Interest Credited On Loaned Value.
The amount equal to any outstanding policy loan is held in the GPA. This amount is credited with interest at a rate which is the greater of 3.0% or Your policy loan rate, less a MassMutual declared charge guaranteed not to exceed 3.0%. The current charge varies by policy year as follows:

•	Policy years 1 through 15: 0.75%.

•	Policy years 16 through 30: 0.55%.

•	Policy years 31 and thereafter: 0.45%.

Effect Of Loan.
Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

As long as a loan is outstanding, a portion of Your policy’s account value equal to the loan is held in the GPA. The Separate Account’s investment performance does not affect this amount. Tax consequences may result if You have policy debt when you surrender Your policy.

Part II - Additional Provisions of the Policy.

Paid-up Policy Date.

The paid-up policy date is the policy anniversary nearest the insured’s 100th birthday. On this date, Your selected face amount automatically changes to equal the account value multiplied by a factor guaranteed to be no less than 1. As of this date and thereafter, the death benefit option will be death benefit option 1, the charge for cost of insurance will be $0 and We will no longer accept premium payments. We will continue to deduct any other account value charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Reinstatement.

For a period of five (5) years after termination, You can request that We reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. A termination and/or reinstatement may cause the policy to become a modified endowment contract.

Before We reinstate the policy, We must receive the following:

•	A premium payment that will produce an account value equal to 3 times the total account value charges for the policy on the monthly calculation date on or next following the date of reinstatement;

•	Evidence of insurability satisfactory to Us; and

•	Where necessary, a signed acknowledgement that the policy has become a modified endowment contract.

If We do reinstate the policy, Your policy’s selected face amount for the reinstated policy will be the same as if the policy had not terminated. The safety test will not apply to policies that We reinstate.

Payment Options.

Upon full surrender or the insured’s death, We will pay the entire cash surrender value or all or part of the death benefit in cash or as a series of level payments under a payment option. Your payments will no longer be affected by the investment experience of the Separate Account Divisions or the GPA.

To receive payments under any of the following options, the proceeds must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Your payment option choices are:

A.
Fixed Amount Payment Option.  We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount We hold runs out.

B.	Fixed Time Payment Option. We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•	The total amount applied;

•	The period selected;

•	And the monthly payment rates We are using when the first payment is due.

C.	Lifetime Payment Option. We make equal monthly payments on the life of a named person. Three variations are available:

1.)	Payments for life only;

2.)	Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

3.)	Payments guaranteed for the amount applied or the death of the named person, whichever is later.

D.	Interest Payment Option. We hold amounts applied under this option. We will pay interest monthly of at least 3% per year on the unpaid balance.

E.
Joint Lifetime Payment Option.  We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

1.)	Payments guaranteed for 10 years or when both named persons die, whichever is later; and

2.)	Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

F.
Joint Lifetime Payment Option With Reduced Payments.   We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights Under Payment Options.
If provided in the payment option election, You may withdraw all or part of the unpaid balance or apply it under any other option.

Beneficiary.

A beneficiary is any person You name on Our records to receive insurance proceeds after the insured dies. You name the beneficiary in the policy application. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

You may name any beneficiary as an irrevocable beneficiary. We need the consent of an irrevocable beneficiary if You wish to change that beneficiary. We also need the consent of any irrevocable beneficiary if You wish to exercise any policy right except the right to:

•	Exercise dividend rights.

•	Reinstate the policy after termination.

If no beneficiary is living when the insured dies, We will pay the death benefit to the policyowner unless instructed otherwise. If the policyowner is deceased, then We will pay the death benefit to the policyowner’s estate.

Changing The Policyowner Or Beneficiary.

You may change the policyowner or any beneficiary during the insured’s lifetime by writing to Our Home Office. The change takes effect as of the date of the request, even if the insured dies before We receive it. Different rules apply if You named an irrevocable beneficiary.

Right To Substitute Insured.

You may transfer the policy to the life of a substitute insured subject to certain restrictions. You must request this transfer in writing. The substitution of an insured may affect the policy’s selected face amount and account value. Future charges against the policy will be based on the life of the substitute insured.

The effective date of the transfer is the Policy Anniversary date which is on, or next follows, the later of:

•	The date We approve the application for transfer; and

•	The date any required cost to transfer is paid.

The costs to transfer are:

•	An administrative fee of $75, plus

•	Any premium necessary to effect the transfer, plus

•	Any excess policy debt You have not repaid prior to transfer.

Excess policy debt is the amount by which policy debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.

The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the transfer date. Any assignments will continue to apply.

The Internal Revenue Service has ruled that a substitution of insureds is an exchange of contracts which does not qualify for the tax deferral available under IRS Code Section 1035. Therefore, You must include in current gross income all the previously unrecognized gain in the policy upon a substitution of insureds.

Assignment.

You may assign Your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on Us, We must receive a signed assignment in proper form at Our Home Office. We are not responsible for the validity of any assignment.

Dividends.

Each year We determine the money available to pay dividends. We then determine if We will pay any dividend under the policy. We will pay any dividend on Your policy anniversary. If the insured dies after the first policy year, We will include as part of the death benefit a pro rata share of any allocated dividend for the year death occurs. We do not expect to pay any dividends under the policies.

Limits On Our Right To Challenge The Policy.

We reserve the right to contest the validity of a policy within two years from its issue date, reinstatement or an increase in the selected face amount. After that two-year period, We cannot contest its validity, except for failure to pay premiums.

Misstatement Of Age Or Gender.

We will make an adjustment if the insured’s date of birth or gender in the application is not correct. If the adjustment is made when the insured dies, We will adjust the death benefit by the most recent cost of insurance charge according to the correct age and gender. If We make the adjustment before the insured dies, We will base future monthly deductions on the correct age and gender.

Suicide Exclusion.

If the insured commits suicide whether sane or insane within two years from the issue date, We will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.

If the insured commits suicide whether sane or insane within two years from an increase in the selected face amount and while the policy is in force, We will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.

If the insured commits suicide whether sane or insane within two years after the policy is reinstated and while the policy is in force, We will pay a limited death benefit to the beneficiary. The limited death benefit is the amount of premium You paid to reinstate the policy and any premiums You paid thereafter, less any policy debt or amounts You withdrew.

When We Pay Proceeds.

If the policy has not terminated, We will normally pay the cash surrender value, loan proceeds or the death benefit within 7 days after We receive all required documents in proper form at Our Home Office. We can delay payment of the cash surrender value, any withdrawal from the Separate Account, Separate Account loan proceeds or the death benefit during any period that:

•	It is not reasonably practicable for Us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or

•	The Securities and Exchange Commission determines that an emergency exists; or

•	The Securities and Exchange Commission permits Us to delay payment for the protection of our policyowners.

We may delay payment of any cash surrender value or loan proceeds from the GPA for up to 6 months from the date We receive the request at Our Home Office.

We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. When the investigation is complete, We generally determine within five days whether the claim should be paid and make payments promptly. If We delay payment for 10 working days or more from the effective date of surrender or withdrawal, We will add interest at the same rate as is paid under the interest payment option at that time.

Free Look Provision.

You may cancel Your policy within 10 days after You receive it. You must mail or deliver the policy either:

•	To Our Home Office; or

•	To the agent who sold You the policy; or

•	To one of Our agency offices.

If You cancel the policy, We will pay a refund to You. The refund equals either:

(a)	Any premium paid for the policy; plus

(b)	Interest credited to the policy under the GPA; plus or minus

(c)	An amount that reflects the investment experience of the Separate Account Divisions to the date We receive Your returned policy; minu s

(d)	Any amounts You borrowed or withdrew, or, where required by state law, all premiums paid, reduced by any amounts borrowed or withdrawn;

or, where required by state law, all premiums paid, reduced by amounts borrowed or withdrawn.

During the free look period, We will apply premium payments to the Oppenheimer Money Division.

Additional Benefits By Rider.

At Your request, the policy can include additional benefits. We approve these benefits based on Our standards and limits for issuing insurance and classifying risks. Any additional benefit We provide by rider is subject to the terms of both the rider and the policy. We deduct the cost of any rider from Your account value. Subject to state availability, the following riders are available.

Supplemental Monthly Term Insurance Rider.
The Supplemental Monthly Term Insurance Rider (“Term Rider”) provides You with the option to purchase monthly term insurance on the life of the insured. The Term Rider selected face amount supplements the selected face amount of Your policy. You can only elect the Term Rider in the policy’s application. The safety test will not apply to the Term Rider.

If You elect the Term Rider, Your policy’s selected face amount, plus the Term Rider’s selected face amount must equal at least $50,000. However, Your policy’s selected face amount must be at least $5,000.

If You elect the Term Rider, the policy may have a lower annual cutoff policy premium. As a result, You may pay a lower overall sales load when compared to a policy with the same total selected face amount but without the Term Rider.

You may increase the Term Rider selected face amount upon satisfactory written notice to Us. We will require satisfactory evidence of insurability for Your requested increase. You may also decrease the Term Rider selected face amount upon written notice in a form satisfactory to Us.

If You request an increase or decrease or policy withdrawal, You must specify whether We should apply any resulting increase or decrease to the policy’s selected face amount or the Term Rider selected face amount. If you do not specify, We will apply any resulting increase or decrease in proportion to the policy’s selected face amount and the Term Rider selected face amount.

The Term Rider will terminate:

1.	If We receive satisfactory written notice to cancel from You. Such cancellation will apply to all monthly calculation dates beginning on or after the date We receive the cancellation notice; or

2.	If Your account value is insufficient to cover Your account value charges, regardless of whether Your policy meets the safety test; o r

3.	Thirty days after an unpaid premium when there is insufficient value to cover the Term Rider’s monthly charges; or

4.	Upon the later of (a) Your policy anniversary nearest the insured’s 70th birthday, or (b) upon the tenth policy anniversary; or

5.	Upon termination of Your policy for any reason.

If termination occurs for the reason stated in No. 4, the policy’s selected face amount automatically increases by the amount of the Term Rider’s selected face amount. If the Term Rider terminates for any reason, it can never be reinstated.

Waiver Of Monthly Charges Rider.
This rider allows Us to waive the account value charges of Your policy for at least two years if:

•	The insured becomes totally disabled before the policy anniversary nearest the insured’s 65th birthday; and

•	Such total disability continues for 6 months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

•	The insured is no longer disabled; or

•	You do not give Us the required satisfactory proof of continued disability; or

•	The insured fails or refuses to have a required examination; or

•	The day before the policy anniversary after the insured’s 65th birthday, or, if later, the date two years from the date the total disability began.

Part III - Other Important Information.

Federal Income Tax Considerations.

The following discussion presents a general description of the federal income tax consequences of the policy, in accordance with Our understanding of current federal income tax laws. It is not an exhaustive study of all tax issues that might arise under the policy. This discussion is not intended as tax advice. We make no representation as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. We reserve the right to make changes in the policy to ensure it qualifies as life insurance for tax purposes. We do not address state or other applicable tax laws in this discussion. We make no guarantee regarding the future tax treatment of any policy.

For complete consideration of federal and state tax consequences, You should consult a qualified tax adviser prior to purchasing the policy.

Under current state laws, We may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, We reserve the right to charge the Separate Account for such taxes if attributable to the Separate Account.

Policy Proceeds, Premiums And Loans.
We believe the policy meets the statutory definition of life insurance under Internal Revenue Code (“Code”) Section 7702 and thus receives the same tax treatment as that given to fixed benefit life insurance. As a result, the policy’s death benefit is generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. An exception to this general rule is where a policy has been transferred for value. In that case, the only portion of the death benefit that can be excluded from gross income is the amount equal to the consideration paid for the transfer of ownership plus any subsequent premiums paid by the new owner.

Upon Your full surrender of a policy for its cash surrender value, You may recognize ordinary income for federal tax purposes. Ordinary income is the amount by which:

•	Account value, including

•	Outstanding policy debt (which may include unpaid interest), exceeds

•	Premiums paid but not previously recovered.

Decreases in selected face amount and withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) states that if a reduction of future benefits occurs during the first 15 years after a policy is issued and if there is a cash distribution associated with that reduction, You may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Generally, if a taxable event does not otherwise exist, a withdrawal is taxable only if it exceeds Your as yet unrecovered premium contributions. We suggest that You consult Your tax adviser prior to decreasing Your selected face amount or taking a withdrawal.

If You change the policyowner or the insured or exchange or assign Your policy, tax consequences may occur. We also believe that under current law any policy loan will be treated as policy debt. Therefore, no part of any loan under a policy will constitute income to You. Under the “personal” interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for “trade or business” or “investment” purposes. We suggest You consult Your tax adviser for further guidance on the deductibility for tax purposes of the interest on policy loans.

If a business or corporation owns the policy, the Code may impose additional restrictions. The interest deduction available for loans against a business-owned policy is limited. A business could lose a portion of its deduction for interest paid on general debt, if it holds cash value life insurance on a person who was not an employee, officer, director or 20% owner of the business at the time the policy was issued. For those corporations subject to the alternative minimum tax, there may be an indirect tax upon the inside build-up of gain. The corporate alternative minimum tax could also apply to a portion of the amount by which death benefits received exceed the policy’s cash value at date of death.

Federal, state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

For complete information on the impact of changes to Your policy and federal and state tax considerations, You should consult a qualified tax adviser.

Modified Endowment Contracts.
If Your policy becomes a modified endowment contract, loans, collateral assignments, and other amounts distributed are taxable to the extent of any accumulated income in the policy. In general, the amount subject to tax is the excess of the account value (both loaned and unloaned) over the previously unrecovered premiums paid. Any death benefits We pay under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A policy is a modified endowment contract if it satisfies the definition of life insurance in the Code, but fails the additional “7-pay test.” A policy fails this test if the accumulated amount paid under the policy at any time during the first seven policy years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Regardless, a policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require Us to re-test a policy to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause Us to re-test the policy as if it had originally been issued with the reduced death benefit. If the premiums actually paid into a policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a “material change” occurring at any time while the policy is in force will require Us to re-test the policy to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term “material change” includes many increases in death benefits.

Since the policy provides for flexible premium payments, We will carefully monitor the policy to determine whether increases in death benefits or additional premium payments cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual policyowners. These exceptions include:

•	distributions made on or after the date the taxpayer attains age 59 1 /2; or

•	distributions attributable to the taxpayer’s becoming disabled; or

•	distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Once a policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure and may result in tax consequences.

For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

You should consult a qualified tax adviser for complete information on modified endowment contract status, especially in the case of a corporate-owned policy.

Diversification Standards.
To comply with final regulations under Code Section 817(h) (“Final Regulations”), each Fund is required to diversify its investments. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

We intend to comply with the Final Regulations to ensure the policy continues to qualify as life insurance for federal income tax purposes. If future regulations are issued regarding whether a policyowner may direct investments to a particular division of a separate account, We reserve the right to modify the policy as necessary to prevent the policyowner from being considered the owner of the assets of the Separate Account.

Your Voting Rights.

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, You have voting rights. You are entitled to instruct Us how to vote the Funds’ shares held in the Separate Account that are attributable to Your policy at shareholder meetings. We determine who has voting rights as of the record date for the meeting.

We determine the number of Fund shares held in the Separate Account attributable to Your policy by dividing Your account value in each Division, if any, by $100. We count fractional votes.

In order to exercise Your voting rights, We will send You proxy material and an instruction form. If We have not received effective voting instructions, We will vote Fund shares held by the Separate Account in the same proportion as the shares for which We received instructions, if required by law. Otherwise, We reserve the right to vote such shares at Our own discretion.

Our Rights.

We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, We will seek Your approval.

Specifically, We reserve the right to:

•	Create new segments of the Separate Account for any new variable life insurance products We create in the future;

•	Create new Separate Accounts;

•	Combine any two or more Separate Accounts;

•	Make available additional Separate Account Divisions investing in additional investment companies;

•	Eliminate one or more Separate Account Divisions;

•	Substitute or merge two or more Separate Account Divisions or Separate Accounts;

•	Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law;

•	De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and

•	Change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

Records And Reports.

We maintain all Separate Account and GPA records and accounts. Each year within 30 days after Your policy anniversary, We will mail to You a report showing:

•	Your account value at the beginning of the previous policy year;

•	All premiums paid during the previous policy year;

•	All additions to and deductions from Your account value during the policy year; and

•	The account value, death benefit, cash surrender value and policy debt as of Your last policy anniversary.

We will include any additional information required by any applicable law or regulation in this report.

Sales And Other Agreements.

MML Distributors, LLC (“MML Distributors”) a wholly-owned subsidiary of MassMutual, is the principal underwriter of the policy. MML Investors Services, Inc. (“ MMLISI”), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are located at 1414 Main Street, Springfield, MA 01144-1013. Each underwriter is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer under the Securities Exchange Act of 1934. Each is also a member of the National Association of Securities Dealers, Inc. (“NASD”).

MML Distributors may enter into selling agreements with other registered SEC broker-dealers who are also members of the NASD. These are selling brokers.

We also sell the policies through state insurance licensed agents. These agents are also registered representatives of selling brokers or of MMLISI.

When We receive a completed application, the selling broker or co-underwriter performs suitability review. In some cases, We perform insurance underwriting. If We accept the application, We determine the insured’s risk classification. If We do not accept the application, We will refund any premium paid.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies. We pay commissions through MMLISI and MML Distributors to agents and selling brokers.

MML Distributors does business under different variations of its name; including the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions.

We pay agents or selling brokers commissions as a percentage of premiums paid under the policies. The commission percentage is based on the annual cutoff policy premium. The maximum commission percentage We will pay under the policies is 13% of premiums.

Agents or selling brokers may also receive asset-based compensation. The maximum asset-based compensation is 0.2% of the account value of the Separate Account Divisions.

Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

Bonding Arrangement.

We maintain an insurance company blanket bond which provides $100,000,000 coverage for MassMutual officers, directors and employees and general agents and agents. The blanket bond is subject to a $350,000 deductible.

Legal Proceedings.

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While We are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operation or liquidity.

Experts.

We have included the 1999 audited statutory financial statements of MassMutual and the 1999 audited financial statements of the Strategic Variable Life Plus Segment of the Separate Account I in this prospectus in reliance on the reports of Deloitte & Touche LLP, independent auditors’, given on the authority of that firm as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The 1998 and 1997 audited statutory financial statements of MassMutual and the 1998 audited financial statements of Separate Account I were audited by auditor other than Deloitte & Touche LLP.

John M. Valencia, Assistant Vice President for MassMutual, has examined the illustrations in Appendix C of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

Financial Statements.

You should consider the financial statements of MassMutual included in Appendix F of this prospectus only as bearing upon Our ability to meet Our obligations under the policy.

Appendix A – Glossary

Case:
A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Insured:
Person whose life the policy insures.

Issue Date:
The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Monthly Calculation Date:
The date the account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Net Premium:
Premium paid less sales load, premium tax charges and deferred acquisition cost tax charges.

Policy Anniversary:
The anniversary of the policy date.

Policy Date:
The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:
The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:
The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on Our records.

Valuation Date:
A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:
The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:
The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Appendix B – Rates of Return

Table 1 shows the Effective Annual Rates of Return of the Funds based on the actual investment performance of the Funds, after deductions of investment management fees and other operating expenses. This Table is based on December 31, 1999 figures. The Effective Annual Rates of Return do not reflect the deduction of mortality and expense risk charges, premium deductions, administrative charge, cost of insurance charges or face amount charges.

Table 2 shows the Effective Annual Rates of Return of the Separate Account Divisions. These returns are based on the actual underlying Fund performance and the deduction of the current mortality and expense risk charge of 0.60%. The Effective Annual Rates of Return do not reflect premium deductions, administrative charge, cost of insurance charges or face amount charges. This table is based on December 31, 1999 figures. It assumes the Separate Account Divisions have been in operation for the same periods as the underlying Funds in which they invest. Also, it reflects the total of the income generated by the Funds, net of investment management fees and other operating expenses, plus realized or unrealized capital gains and losses.

Table 3 shows the One Year Total Returns of the Funds based on actual investment performance. It reflects the deduction of investment management fees and other operating expenses. This table is based on December 31, 1999 annualized figures. These rates of return do not reflect the deduction of mortality and expense risk charges, premium deductions, administrative charge, cost of insurance charges or face amount charges.

Since Tables 1, 2 and 3 do not reflect deductions from premiums or administrative, cost of insurance, and face amount charges, the rates do not illustrate how actual investment performance will affect the benefits under the policy. If these charges were included, the returns would be lower.

The rates of return shown do not indicate future performance. You may consider these rates of returns when assessing Funds’ investment advisers and sub-advisers competence and performance.

TABLE 1
EFFECTIVE ANNUAL RATES OF RETURN 1
AS OF DECEMBER 31, 1999

Fund (Inception Date)	1 Year		3 Years	5 Years	10 Years	15 Years	20 Years	Since Inception
MML Emerging Growth Fund (5/1/2000)	—		—	—	—	—	—	—

MML Growth Equity Fund (5/3/99)	30.10%	*	—	—	—	—	—	30.10%

MML Large Cap Value Fund (5/1/2000)	—		—	—	—	—	—	—

MML OTC 100 Fund (5/1/2000)	—		—	—	—	—	—	—

MML Small Cap Growth Equity Fund (5/3/99)	65.68%	*	—	—	—	—	—	65.68%

MML Small Cap Value Equity Fund (6/1/98)	-1.04%		—	—	—	—	—	-10.20%

MML Equity Fund (9/15/71) [2]	-3.82%		12.85%	17.78%	13.56%	15.05%	15.60%	14.06%

MML Equity Index Fund—Class II Shares (5/1/97) [3]	20.32%		—	—	—	—	—	26.93%

MML Blend Fund (2/3/84)	-1.24%		10.68%	13.75%	11.51%	12.89%	—	12.66%

MML Managed Bond Fund (12/16/81)	-1.83%		5.28%	7.50%	7.68%	8.85%	—	9.53%

Oppenheimer Global Securities Fund/VA (11/12/90)	58.48%		30.33%	21.67%	—	—	—	16.79%

Oppenheimer Small Cap Growth Fund/VA (5/1/98)	46.56%		—	—	—	—	—	22.74%

Oppenheimer Aggressive Growth Fund/VA (8/15/86)	83.60%		32.07%	29.70%	20.43%	—	—	19.16%

Oppenheimer Capital Appreciation Fund/VA (4/3/85)	41.66%		30.55%	30.65%	18.46%	—	—	17.61%

Oppenheimer Main Street Growth & Income Fund/VA (7/5/95)	21.71%		19.07%	—	—	—	—	25.80%

Oppenheimer Multiple Strategies Fund/VA (2/9/87)	11.80%		11.81%	14.40%	10.83%	—	—	11.59%

Oppenheimer High Income Fund/VA (4/30/86)	4.29%		5.49%	10.24%	12.65%	—	—	11.66%

Oppenheimer Strategic Bond Fund/VA (5/3/93)	2.83%		4.77%	8.25%	—	—	—	6.18%

Oppenheimer Bond Fund/VA (4/3/85)	-1.52%		4.74%	7.10%	7.76%	—	—	8.86%

Oppenheimer Money Fund/VA (4/3/85) [4,5]	4.96%		5.18%	5.26%	5.16%	—	—	5.82%

Oppenheimer International Growth Fund/VA (5/13/92) [6]	50.37%		24.74%	19.38%	—	—	—	14.79%

Panorama Growth Portfolio (1/21/82)	-3.76%		9.66%	16.70%	14.02%	15.08%	—	16.39%

Panorama Total Return Portfolio (9/30/82)	-1.54%		9.06%	12.24%	11.22%	12.50%	—	12.90%

Goldman Sachs International Equity Fund (1/12/98) [7]	31.85%		—	—	—	—	—	26.26%

Goldman Sachs Capital Growth Fund (4/30/98) [7]	27.13%		—	—	—	—	—	24.43%

Goldman Sachs Mid Cap Value Fund (5/1/98) [7]	-0.95%		—	—	—	—	—	-8.87%

Goldman Sachs CORE SM U.S. Equity Fund (2/13/98) [7]	24.30%		—	—	—	—	—	20.75%

Goldman Sachs Growth and Income Fund (1/12/98) [7]	5.41%		—	—	—	—	—	5.53%

MFS New Discovery Series (5/1/98)	73.41%		—	—	—	—	—	40.91%

MFS Emerging Growth Series (7/24/95)	76.71%		42.44%	—	—	—	—	36.44%

MFS Research Series (7/26/95)	24.05%		22.55%	—	—	—	—	22.86%

T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	23.73%		21.52%	—	—	—	—	21.52%

T. Rowe Price New America Growth Portfolio (3/31/94)	12.75%		17.41%	24.04%	—	—	—	20.80%

T. Rowe Price Limited-Term Bond Portfolio (5/13/94)	0.84%		4.91%	5.55%	—	—	—	5.39%

Fidelity VIP II Contrafund® Portfolio—Service Class (1/3/95) [8]	24.15%		26.02%	—	—	—	—	27.69%

Fidelity VIP Growth Portfolio—Service Class (10/9/86)	37.29%		33.18%	29.68%	19.91%	—	—	18.74%

Janus Aspen Balanced Portfolio (9/13/93)	26.76%		27.62%	24.68%	—	—	—	20.62%

Janus Aspen Capital Appreciation Portfolio (5/1/97)	67.00%		—	—	—	—	—	57.18%

Janus Aspen Worldwide Growth Portfolio (9/13/93)	64.45%		37.33%	33.60%	—	—	—	29.71%

American Century VP Income & Growth Fund (10/30/97)	18.02%		—	—	—	—	—	24.69%

American Century International Fund (5/1/94)	64.04%		32.21%	24.28%	—	—	—	20.07%

American Century VP Value Fund (5/1/96)	-0.85%		9.43%	—	—	—	—	11.10%

1.
The Effective Annual Rates Of Return is calculated by determining, over a stated period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.

2.	Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.
3.
These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure had been in place during the specified periods and reflected in the performance.

4.	Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.
5.	An investment in money market funds is neither insured nor guaranteed by the U.S. Government and such a fund’s net asset value is not guaranteed to remain stable at $1.00 per share.
6.	Prior to October 1, 1999, this Fund was called the Panorama International Equity Portfolio.
7.	Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance Trust.
8.
Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation. Contrafund is a registered trademark of FMR Corporation.

*	From Fund inception 5/3/99 to 12/31/99.

The chart below shows the Effective Annual Rates Of Return Of Each Division Of The Separate Account. The performance figures are calculated on the basis of the actual historical performance of the Funds for the periods shown. These performance figures reflect all Fund level charges, that is, all investment management fees and direct operating expenses, as well as the mortality and expense charge. The current mortality and expense risk charge is 0.60%. These returns do not reflect expenses or administrative and cost of insurance charges assessed against the account value of the policy. The inclusion of these charges would reduce the returns shown.

TABLE 2
EFFECTIVE ANNUAL RATES OF RETURN OF EACH DIVISION OF THE SEPARATE ACCOUNT
AS OF DECEMBER 31, 1999

Division (Inception Date)	1 Year		5 Years	10 Years	Since Inception
MML Emerging Growth Division (5/1/2000)	—		—	—	—

MML Growth Equity Division (5/3/99)	29.50%	*	—	—	29.50%

MML Large Cap Value Division (5/1/2000)	—		—	—	—

MML OTC 100 Division (5/1/2000)	—		—	—	—

MML Small Cap Growth Equity Division (5/3/99)	65.08%	*	—	—	65.08%

MML Small Cap Value Equity Division (6/1/98)	-1.64%		—	—	-10.80%

MML Equity Division (9/15/71) [1]	-4.42%		17.18%	12.96%	13.46%

MML Equity Index Division (5/1/97) [4]	19.72%		—	—	26.33%

MML Blend Division (2/3/84)	-1.84%		13.15%	10.91%	12.06%

MML Managed Bond Division (12/16/81)	-2.43%		6.90%	7.08%	8.93%

Oppenheimer Global Securities Division (11/12/90)	57.88%		21.07%	—	16.19%

Oppenheimer Small Cap Growth Division (5/1/98)	45.96%		—	—	22.14%

Oppenheimer Aggressive Growth Division (8/15/86)	83.00%		29.10%	19.83%	18.56%

Oppenheimer Capital Appreciation Division (4/3/85)	41.06%		30.05%	17.86%	17.01%

Oppenheimer Main Street Growth & Income Division (7/5/95)	21.11%		—	—	25.20%

Oppenheimer Multiple Strategies Division (2/9/87)	11.20%		13.80%	10.23%	10.99%

Oppenheimer High Income Division (4/30/86)	3.69%		9.64%	12.05%	11.06%

Oppenheimer Strategic Bond Division (5/3/93)	2.23%		7.65%	—	5.58%

Oppenheimer Bond Division (4/3/85)	-2.12%		6.50%	7.16%	8.26%

Oppenheimer Money Division (4/3/85) [2]	4.36%		4.66%	4.56%	5.22%

Oppenheimer International Growth Division (5/13/92) [3]	49.77%		18.78%	—	14.19%

Panorama Growth Division (1/21/82)	-4.36%		16.10%	13.42%	15.79%

Panorama Total Return Division (9/30/82)	-2.14%		11.64%	10.62%	12.30%

Goldman Sachs International Equity Division (1/12/98)	31.25%		—	—	25.66%

Goldman Sachs Capital Growth Division (4/30/98)	26.53%		—	—	23.83%

Goldman Sachs Mid Cap Value Division (5/1/98)	-1.55%		—	—	-9.47%

Goldman Sachs CORE SM U.S. Equity Division (2/13/98)	23.70%		—	—	20.15%

Goldman Sachs Growth & Income Division (1/12/98)	4.81%		—	—	4.93%

MFS New Discovery Division (5/1/98)	72.81%		—	—	40.31%

MFS Emerging Growth Division (7/24/95)	76.11%		—	—	35.84%

MFS Research Division (7/26/95)	23.45%		—	—	22.26%

T. Rowe Price Mid-Cap Growth Division (12/31/96)	23.13%		—	—	20.92%

T. Rowe Price New America Growth Division (3/31/94)	12.15%		23.44%	—	20.20%

T. Rowe Price Limited-Term Bond Division (5/13/94)	0.24%		4.95%	—	4.79%

Fidelity VIP II Contrafund® Division (1/3/95)	23.55%		—	—	27.09%

Fidelity VIP Growth Division (10/9/86)	36.69%		29.08%	19.31%	18.14%

Janus Aspen Balanced Division (9/13/93)	26.16%		24.08%	—	20.02%

Janus Aspen Capital Appreciation Division (5/1/97)	66.40%		—	—	56.58%

Janus Aspen Worldwide Growth Division (9/13/93)	63.85%		33.00%	—	29.11%

American Century VP Income & Growth Division (10/30/97)	17.42%		—	—	24.09%

American Century International Division (5/1/94)	63.44%		23.68%	—	19.47%

American Century VP Value Division (5/1/96)	-1.45%		—	—	10.50%

The returns for any Divisions of the Separate Account reflect only the performance of a hypothetical investment in the Separate Account Divisions during the particular time period on which the calculations are based. The returns should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which the Separate Account Divisions invest and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by a policyowner and the different investment rates of return for the Separate Account Divisions. The inception date of Strategic Variable Life®Plus is 2/8/99. The performance figures above are based on the performance of the Separate Account’s underlying Funds. All of the Funds were in existence prior to 2/8/99. The performance from the Funds inception dates is derived by reducing the actual performance of the underlying Fund by the fees and charges of Strategic Variable Life®Plus. You may obtain a personalized illustration which reflects charges based on your individual characteristics. Please refer to the prospectus for additional information including sample hypothetical illustrations.

1.	Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.
2.	Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.
3.
This Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, the Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio. Prior to May 1, 2000, the Oppenheimer International Growth Division was called the Panorama International Equity Division.

4.
These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure had been in place during the specified periods and reflected in the performance.

*	From Fund inception 5/3/99 to 12/31/99.

TABLE 3
ONE YEAR TOTAL RETURNS 1

For the year ended	1999		1998	1997	1996	1995	1994	1993	1992
MML Emerging Growth Fund (5/1/2000)	—		—	—	—	—	—	—	—

MML Growth Equity Fund (5/3/99)	30.10%	*	—	—	—	—	—	—	—

MML Large Cap Value Fund (5/1/2000)	—		—	—	—	—	—	—	—

MML OTC 100 Fund (5/1/2000)	—		—	—	—	—	—	—	—

MML Small Cap Growth Equity Fund (5/3/99)	65.68%	*	—	—	—	—	—	—	—

MML Small Cap Value Equity Fund (6/1/98)	-1.04%		-23.88%	—	—	—	—	—	—

MML Equity Fund (9/15/71) [2]	-3.82%		16.20%	28.59%	20.25%	31.13%	4.10%	9.52%	10.48%

MML Equity Index Fund—Class II Shares (5/1/97) [3]	20.32%		28.22%	21.93%	—	—	—	—	—

MML Blend Fund (2/3/84)	-1.24%		13.56%	20.89%	13.95%	23.28%	2.48%	9.70%	9.36%

MML Mgd. Bond Fund (12/16/81) [2]	-1.83%		8.14%	9.91%	3.25%	19.14%	-3.76%	11.81%	7.31%

Opp. Global Securities Fund/VA (11/12/90)	58.48%		14.11%	22.42%	17.80%	2.24%	-5.72%	70.32%	-7.11%

Opp. Small Cap Growth Fund/VA (5/1/98)	46.56%		-4.00%	—	—	—	—	—	—

Opp. Aggressive Growth Fund/VA (8/15/86)	83.60%		12.36%	11.67%	20.23%	32.52%	-7.59%	27.32%	15.42%

Opp. Capital Appreciation Fund/VA (4/3/85)	41.66%		24.00%	26.69%	25.20%	36.66%	0.97%	7.25%	14.53%

Opp. Main Street Growth & Income Fund/VA (7/5/95)	21.71%		4.70%	32.48%	32.51%	23.25%	—	—	—

Opp. Multi. Strategies Fund/VA (2/9/87)	11.80%		6.66%	17.22%	15.50%	21.36%	-1.95%	15.95%	8.99%

Opp. High Income Fund/VA (4/30/86)	4.29%		0.31%	12.22%	15.25%	20.37%	-3.18%	26.34%	17.92%

Opp. Strategic Bond Fund/VA (5/3/93)	2.83%		2.90%	8.71%	12.07%	15.33%	-3.78%	4.25%	—

Opp. Bond Fund/VA (4/3/85)	-1.52%		6.80%	9.26%	4.80%	17.00%	-1.94%	13.04%	6.50%

Opp. Money Fund/VA (4/3/85)	4.96%		5.25%	5.32%	5.13%	5.62%	-4.21%	3.16%	4.03%

Opp. International Growth Fund/VA (5/13/92) [4]	50.37%		19.40%	8.11%	13.26%	10.30%	1.44%	21.80%	-4.32%

Panorama Growth Portfolio (1/21/82) [2]	-3.76%		8.43%	26.37%	18.87%	38.06%	-0.51%	21.22%	12.36%

Panorama Total Return Portfolio (9/30/82) [2]	-1.54%		10.90%	18.81%	10.14%	24.66%	-1.97%	16.28%	10.21%

Goldman Sachs International Equity Fund (1/12/98) [3]	31.85%		20.07%	—	—	—	—	—	—

Goldman Sachs Capital Growth Fund (4/30/98) [5]	27.13%		13.40%	—	—	—	—	—	—

Goldman Sachs Mid Cap Value Fund (5/1/98) [5]	-0.95%		-13.56%	—	—	—	—	—	—

Goldman Sachs CORE SM U.S. Equity Fund (2/13/98) [5]	24.30%		14.73%	—	—	—	—	—	—

Goldman Sachs Growth and Income Fund (1/12/98) [5]	5.41%		5.47%	—	—	—	—	—	—

MFS New Discovery Series (5/1/98)	73.41%		2.20%	—	—	—	—	—	—

MFS Emerging Growth Series (7/24/95)	76.71%		34.16%	21.90%	17.02%	—	—	—	—

MFS Research Series (7/26/95)	24.05%		23.39%	20.26%	22.33%	—	—	—	—

T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	23.73%		22.08%	18.80%	—	—	—	—	—

T. Rowe Price New America Growth Portfolio (3/31/94)	12.75%		18.51%	21.12%	20.09%	51.10%	1.00%	—	—

T. Rowe Price Limited-Term Bond Portfolio (5/13/94)	0.84%		7.28%	6.74%	3.26%	9.88%	2.62%	—	—

Fidelity VIP II Contrafund® Portfolio—Service Class (1/3/95) [6]	24.15%		29.94%	24.14%	21.22%	39.72%	—	—	—

Fidelity VIP Growth Portfolio—Service Class (10/9/86)	37.29%		39.38%	23.45%	14.71%	35.37%	-0.02%	19.37%	9.32%

Janus Aspen Balanced Fund (9/13/93)	26.76%		34.28%	22.10%	16.18%	24.79%	0.84%	—	—

Janus Aspen Capital Appreciation Fund (5/1/97)	67.00%		58.11%	—	—	—	—	—	—

Janus Aspen Worldwide Growth Fund (9/13/93)	64.45%		28.92%	22.15%	29.04%	27.37%	1.53%	—	—

American Century VP Income & Growth Fund (10/30/97)	18.02%		26.87%	—	—	—	—	—	—

American Century VP International Fund (5/1/94)	64.04%		18.76%	18.63%	14.32%	12.21%	—	—	—

American Century VP Value Fund (5/1/96)	-0.85%		4.81%	26.08%	—	—	—	—	—

TABLE 3 (Continued)
ONE YEAR TOTAL RETURNS 1 (Continued)

For the year ended	1991	1990	1989	1988	1987	1986	1985	1984

MML Emerging Growth Fund (5/1/2000)	—	—	—	—	—	—	—	—

MML Growth Equity Fund (5/3/99)*	—	—	—	—	—	—	—	—

MML Large Cap Value Fund (5/1/2000)	—	—	—	—	—	—	—	—

MML OTC 100 Fund (5/1/2000)	—	—	—	—	—	—	—	—

MML Small Cap Growth Equity Fund (5/3/99)*	—	—	—	—	—	—	—	—

MML Small Cap Value Equity Fund (6/1/98)	—	—	—	—	—	—	—	—

MML Equity Fund (9/15/71) [2]	25.56%	-0.51%	23.04%	16.68%	2.10%	20.15%	30.54%	5.40%

MML Equity Index Fund—Class II Shares (5/1/97) [3]	—	—	—	—	—	—	—	—

MML Blend Fund (2/3/84)	24.00%	2.37%	19.96%	13.40%	3.12%	18.30%	24.88%	8.24%

MML Mgd. Bond Fund (12/16/81) [2]	16.66%	8.38%	12.83%	7.13%	2.60%	14.46%	19.94%	11.69%

Opp. Global Securities Fund/VA (11/12/90)	3.39%	0.40%	—	—	—	—	—	—

Opp. Small Cap Growth Fund/VA (5/1/98)	—	—	—	—	—	—	—	—

Opp. Aggressive Growth Fund/VA (8/15/86)	54.72%	-16.82%	27.57%	13.41%	14.34%	-1.65%	—	—

Opp. Capital Appreciation Fund/VA (4/3/85)	25.54%	-8.21%	23.59%	22.09%	3.31%	17.76%	9.50%	—

Opp. Main Street Growth & Income Fund/VA (7/5/95)	—	—	—	—	—	—	—	—

Opp. Multi. Strategies Fund/VA (2/9/87)	17.48%	-1.91%	15.76%	22.15%	3.97%	—	—	—

Opp. High Income Fund/VA (4/30/86)	33.91%	4.65%	4.84%	15.58%	8.07%	4.73%	—	—

Opp. Strategic Bond Fund/VA (5/3/93)	—	—	—	—	—	—	—	—

Opp. Bond Fund/VA (4/3/85)	17.63%	7.92%	13.32%	8.97%	2.53%	10.12%	18.82%	—

Opp. Money Fund/VA (4/3/85)	6.18%	7.84%	9.56%	6.96%	6.75%	6.00%	5.00%	—

Opp. International Growth Fund/VA (5/13/92) [4]	—	—	—	—	—	—	—	—

Panorama Growth Portfolio (1/21/82) [2]	37.53%	-7.90%	35.81%	14.46%	0.25%	11.58%	27.31%	4.89%

Panorama Total Return Portfolio (9/30/82) [2]	28.79%	0.50%	22.98%	11.64%	4.26%	12.58%	25.43%	6.68%

Goldman Sachs International Equity Fund (1/12/98) [5]	—	—	—	—	—	—	—	—

Goldman Sachs Capital Growth Fund (4/30/98) [5]	—	—	—	—	—	—	—	—

Goldman Sachs Mid Cap Value Fund (5/1/98) [5]	—	—	—	—	—	—	—	—

Goldman Sachs CORE SM U.S. Equity Fund (2/13/98) [5]	—	—	—	—	—	—	—	—

Goldman Sachs Growth and Income Fund (1/12/98) [5]	—	—	—	—	—	—	—	—

MFS New Discovery Series (5/1/98)	—	—	—	—	—	—	—	—

MFS Emerging Growth Series (7/24/95)	—	—	—	—	—	—	—	—

MFS Research Series (7/26/95)	—	—	—	—	—	—	—	—

T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	—	—	—	—	—	—	—	—

T. Rowe Price New America Growth Portfolio (3/31/94)	—	—	—	—	—	—	—	—

T. Rowe Price Limited-Term Bond Portfolio (5/13/94)	—	—	—	—	—	—	—	—

Fidelity VIP II Contrafund® Portfolio—Service Class (1/3/95) [6]	—	—	—	—	—	—	—	—

Fidelity VIP Growth Portfolio—Service Class (10/9/86)	45.51%	-11.73%	31.51%	15.58%	3.66%	—	—	—

Janus Aspen Balanced Fund (9/13/93)	—	—	—	—	—	—	—	—

Janus Aspen Capital Appreciation Fund (5/1/97)	—	—	—	—	—	—	—	—

Janus Aspen Worldwide Growth Fund (9/13/93)	—	—	—	—	—	—	—	—

American Century VP Income & Growth Fund (10/30/97)	—	—	—	—	—	—	—	—

American Century International Fund (5/1/94)	—	—	—	—	—	—	—	—

American Century VP Value Fund (5/1/96)	—	—	—	—	—	—	—	—

1.
The figures shown are one year total returns from inception of the Funds. These figures do not reflect the mortality and expense risk charges assessed against the Separate Account, deductions from premiums or administrative, cost of insurance and underwriting charges assessed against the account value of the Policies. If these charges were included, the total return figures would be lower. They may be considered in assessing the competence and performance of each of the Funds’ investment advisers.

2.
The figures for the MML Equity Fund from 1974 through 1981 are as follows: 1974: (17.61)%; 1975: 32.85%; 1976: 24.77%; 1977: (0.52)%; 1978: 3.71%; 1979: 19.54% 1980: 27.62%; 1981: 6.67%; 1982: 25.67%; 1983: 22.85%. The figure for 1982 for the MML Managed Bond Fund is 22.79% and for 1983 is 7.26%. The figure for 1982 for the Panorama Growth Portfolio is 33.00% and for 1983 is 32.72%. The figure for 1982 for the Panorama Total Return Portfolio is 8.10% and for 1983 is 20.20%.

3.
These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure had been in place during the specified periods and reflected in the performance.

4.	Prior to October 1, 1999, this Fund was called the Panorama International Equity Portfolio.
5.	Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance Trust.
6.
Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation.

*	From Fund inception 5/3/99 to 12/31/99.

Appendix C

Illustrations of Death Benefits (Option 1, 2 & 3), Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit under options 1, 2 & 3 and the cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e. investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on a hypothetical policy issued under the following conditions: the insured is age 45, unisex, unitobacco, $60,000 of Selected Face Amount for the base policy in all years plus $40,000 of Term Face Amount, seven annual premiums of $5,350, and $250,000 of initial case premium paid. We show tables for the current policy charges for policies issued on a guaranteed issue basis and we show separate tables for guaranteed policy charges. These tables will assist in the comparison of death benefits and cash surrender values for the policy with those of other variable life policies which may be issued by Us or other companies.

1.  The illustration on page C-3 is for a policy using death benefit option 1 and the current schedule of charges for policies issued on a guaranteed issue basis.

2.  The illustration on page C-4 is for a policy using death benefit option 1 and the guaranteed schedule of charges.

3.  The illustration on page C-5 is for a policy using death benefit option 2 and the current schedule of charges for policies issued on a guaranteed issue basis.

4.  The illustration on page C-6 is for a policy using death benefit option 2 and the guaranteed schedule of charges.

5.  The illustration on page C-7 is for a policy using death benefit option 3 and the current schedule of charges for policies issued on a guaranteed issue basis.

6.  The illustration on page C-8 is for a policy using death benefit option 3 and the guaranteed schedule of charges.

The death benefits and cash surrender values for a policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual policy years. They would also differ if any policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1, 3, and 5 reflect the following current charges:

1.  Administrative charge, equal to a monthly $5.25 per Policy.

2.  Cost of insurance charges, based on the current charges for policies issued on a guaranteed issue basis by Us.

3.  Mortality and expense risk charge for policy years 1-15, which is equal to 0.60% on an annual basis, of the net asset value of the Fund shares held by the Separate Account. Mortality and expense risk charge for policy year 16-30, which is equal to 0.40% on an annual basis, of the net asset value of the Fund shares held by the Separate Account. Mortality and expense risk charge for policy years 31 +, which is equal to 0.30% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4.  Fund level expenses of 0.81% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT, MFS Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., Fidelity VIP, Fidelity VIP II, Janus Aspen Series and American Century VP shares held by the Separate Account.

The death benefits and cash surrender values shown in illustrations 2, 4, and 6 reflect these guaranteed maximum charges:

1.  Administrative charge, equal to a monthly $9.00 per Policy.

2.  Cost of insurance charges based on 100% of the 1980 CSO mortality table.

3.  Mortality and expense risk charge equal to 1.00% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4.  Fund level expenses of 0.81% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT, MFS Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., Fidelity VIP, Fidelity VIP II, Janus Aspen Series and American Century VP shares held by the Separate Account. (this unweighted average reflects current Fund level expenses).

Cash surrender values shown in the tables reflect the deduction of the applicable sales loads, premium taxes, and DAC taxes for the policy illustrated. Currently, We do not assess a charge against the Separate Account for federal income taxes but We reserve the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The tables are based on the assumption that the Owner has requested a level selected face amount, that no policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire account value under the policy is allocated to the Separate Account.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
Using Current Schedule of Charges for Guaranteed Issue

		Death Benefit (Option 1)			Cash Surrender Value
End of Policy Year	Premiums Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
		0.00%	6.00%	12.00%	0.00%	6.00%	12.00%
1	$5,350	100,000	100,000	100,000	4,623	5,128	5,410
2	5,350	100,000	100,000	100,000	9,024	9,973	10,852
3	5,350	100,000	100,000	100,000	13,370	15,069	16,904
4	5,350	100,000	100,000	100,000	17,663	20,514	23,716
5	5,350	100,000	100,000	100,000	21,904	26,217	31,255
6	5,350	100,000	100,000	102,962	26,093	32,192	39,601
7	5,350	100,000	100,000	123,429	30,233	38,451	48,786
8	-	100,000	100,000	131,229	29,528	39,929	53,563
9	-	100,000	100,000	139,982	28,822	41,469	58,816
10	-	100,000	100,000	149,850	28,113	43,076	64,591
15	-	100,000	105,159	208,210	24,319	52,059	103,074
20 (Age 65)	-	100,000	112,509	294,176	19,824	63,207	165,267
25	-	100,000	121,244	418,629	13,539	76,254	263,289
30	-	100,000	131,544	599,655	3,945	91,350	416,427
35	-	-	143,592	863,989	-	108,782	654,537
40	-	-	157,203	1,248,151	-	127,807	1,014,757
45	-	-	173,285	1,815,063	-	148,107	1,551,336
50	-	-	188,634	2,606,030	-	169,941	2,347,775

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
Using Guaranteed Schedule of Charges (fund level charges are reflected on a current basis)

		Death Benefit (Option 1)			Cash Surrender Value
End of Policy Year	Premiums Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
		0%	6%	12%	0%	6%	12%
1	$5,350	100,000	100,000	100,000	4,138	4,404	4,671
2	5,350	100,000	100,000	100,000	8,184	8,973	9,794
3	5,350	100,000	100,000	100,000	12,141	13,717	15,421
4	5,350	100,000	100,000	100,000	16,012	18,647	21,610
5	5,350	100,000	100,000	100,000	19,797	23,772	28,421
6	5,350	100,000	100,000	100,000	23,496	29,104	35,928
7	5,350	100,000	100,000	111,692	27,110	34,653	44,147
8	-	100,000	100,000	117,083	25,835	35,342	47,789
9	-	100,000	100,000	123,077	24,506	36,008	51,713
10	-	100,000	100,000	129,759	23,114	36,645	55,931
15	-	100,000	100,000	166,224	14,929	39,229	82,289
20 (Age 65)	-	100,000	100,000	212,982	3,408	39,989	119,653
25	-	-	100,000	271,922	-	36,401	171,020
30	-	-	100,000	345,249	-	22,623	239,756
35	-	-	-	431,611	-	-	326,978
40	-	-	-	534,382	-	-	434,457
45	-	-	-	652,482	-	-	557,677
50	-	-	-	775,173	-	-	698,354

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
Using Current Schedule of Charges for Guaranteed Issue

		Death Benefit (Option 2)			Cash Surrender Value
End of Policy Year	Premiums Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
		0%	6%	12%	0%	6%	12%
1	$5,350	104,619	104,900	105,182	4,619	5,124	5,405
2	5,350	108,993	109,837	110,713	8,993	9,940	10,816
3	5,350	113,302	114,837	116,816	13,302	14,992	16,816
4	5,350	117,544	120,373	123,549	17,544	20,373	23,549
5	5,350	121,722	125,992	130,979	21,722	25,992	30,979
6	5,350	125,835	131,859	139,177	25,835	31,859	39,177
7	5,350	129,884	137,985	148,224	29,884	37,985	48,224
8	-	129,091	139,315	152,855	29,091	39,315	52,855
9	-	128,296	140,691	157,954	28,296	40,691	57,954
10	-	127,497	142,114	163,570	27,497	42,114	63,570
15	-	123,186	149,725	204,370	23,186	49,725	101,173
20 (Age 65)	-	117,977	158,224	288,732	17,977	58,224	162,209
25	-	110,838	166,367	410,870	10,838	66,367	258,409
30	-	100,586	172,570	588,532	586	72,570	408,703
35	-	-	173,321	847,952	-	73,321	642,388
40	-	-	161,515	1,224,974	-	61,515	995,913
45	-	-	126,517	1,781,350	-	26,517	1,552,521
50	-	-	-	2,557,617	-	-	2,304,160

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
Using Guaranteed Schedule of Charges (fund level charges are reflected on a current basis)

		Death Benefit (Option 2)			Cash Surrender Value
End of Policy Year	Premiums Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
		0%	6%	12%	0%	6%	12%
1	$5,350	104,113	104,378	104,643	4,113	4,378	4,643
2	5,350	108,110	108,892	109,704	8,110	8,892	9,704
3	5,350	111,989	113,543	115,222	11,989	13,543	15,222
4	5,350	115,751	118,336	121,242	15,751	18,336	21,242
5	5,350	119,392	123,270	127,804	19,392	23,270	27,804
6	5,350	122,909	128,347	134,960	22,909	28,347	34,960
7	5,350	126,296	133,562	142,761	26,296	33,562	42,761
8	-	124,788	133,870	145,931	24,788	33,870	45,931
9	-	123,221	134,101	149,326	23,221	34,101	49,326
10	-	121,586	134,243	152,959	21,586	34,243	52,959
15	-	112,207	133,227	175,331	12,207	33,227	75,331
20 (Age 65)	-	-	127,752	206,513	-	27,752	106,513
25	-	-	113,921	248,560	-	13,921	148,560
30	-	-	-	303,417	-	-	203,417
35	-	-	-	369,219	-	-	269,219
40	-	-	-	441,135	-	-	341,135
45	-	-	-	499,585	-	-	399,585
50	-	-	-	508,128	-	-	408,128

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
Using Current Schedule of Charges for Guaranteed Issue

		Death Benefit (Option 3)			Cash Surrender Value
End of Policy Year	Premiums Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
		0%	6%	12%	0%	6%	12%
1	$5,350	105,350	105,350	105,350	4,618	5,123	5,405
2	5,350	110,700	110,700	110,700	8,989	9,937	10,815
3	5,350	116,050	116,050	116,050	13,290	14,985	16,814
4	5,350	121,400	121,400	121,400	17,523	20,362	23,551
5	5,350	126,750	126,750	126,750	21,687	25,977	30,989
6	5,350	132,100	132,100	132,100	25,783	31,841	39,205
7	5,350	137,450	137,450	137,450	29,811	37,965	48,283
8	0	137,450	137,450	137,450	28,994	39,298	52,962
9	0	137,450	137,450	138,361	28,171	40,681	58,135
10	0	137,450	137,450	148,110	27,341	42,117	63,841
15	0	137,450	137,450	205,783	22,774	49,940	101,873
20 (Age 65)	0	137,450	137,450	290,738	16,963	59,194	163,336
25	0	137,450	137,450	413,730	8,453	69,373	260,207
30	0	-	137,450	592,631	-	80,367	411,550
35	0	-	137,450	853,862	-	92,136	646,865
40	0	-	140,476	1,233,516	-	104,212	1,002,858
45	0	-	138,346	1,793,775	-	118,245	1,533,141
50	0	-	150,521	2,575,459	-	135,604	2,320,233

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
Using Guaranteed Schedule of Charges (fund level charges are reflected on a current basis)

		Death Benefit (Option 3)			Cash Surrender Value
End of Policy Year	Premiums Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
		0%	6%	12%	0%	6%	12%
1	$5,350	105,350	105,350	105,350	4,109	4,374	4,640
2	5,350	110,700	110,700	110,700	8,093	8,878	9,693
3	5,350	116,050	116,050	116,050	11,950	13,513	15,202
4	5,350	121,400	121,400	121,400	15,678	18,283	21,213
5	5,350	126,750	126,750	126,750	19,270	23,188	27,774
6	5,350	132,100	132,100	132,100	22,721	28,228	34,940
7	5,350	137,450	137,450	137,450	26,021	33,402	42,771
8	-	137,450	137,450	137,450	24,405	33,665	46,009
9	-	137,450	137,450	137,450	22,704	33,849	49,522
10	-	137,450	137,450	137,450	20,905	33,940	53,337
15	-	137,450	137,450	157,662	10,039	32,538	78,051
20 (Age 65)	-	-	137,450	201,951	-	25,965	113,456
25	-	-	137,450	257,785	-	7,972	162,129
30	-	-	-	327,251	-	-	227,258
35	-	-	-	409,067	-	-	309,899
40	-	-	-	506,430	-	-	411,732
45	-	-	-	618,316	-	-	528,475
50	-	-	-	734,547	-	-	661,754

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix D

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman and Chief Executive Officer (since 1996) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-70 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (since 1997) Heublein, Inc. President and Chief Executive Officer (1987-1996)
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director One Federal Street, 36th Floor Boston, MA 02110	FleetBoston Financial
    President and Chief Operating Officer (since 1999)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
    President (1989-1996)
BankBoston Corporation
    Chairman (1998-1999) and Chief Executive Officer (1995-1999)
President (1989-1996)

William N. Griggs, Director One State Street, 5th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

George B. Harvey, Director One Landmark Square, Suite 1905 Stamford, CT 06901	Pitney Bowes Chairman, President and CEO (1983-1996)

Barbara B. Hauptfuhrer, Director 1700 Old Welsh Road Huntingdon Valley, PA 19006	Director of various corporations (since 1972)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MassMutual
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Thomas B. Wheeler, Director 1295 State Street Springfield, MA 01111	MassMutual Director (since 1987) Chairman of the Board (1996-1999) President (1988-1996) and Chief Executive Officer (1988-1999)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 514 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
        (1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997) David L. Babson & Co., Inc. Executive Vice President and Chief Operating Officer (1995-1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Appendix E - Minimum Face Amount Percentages

	Cash Value Accumulation Test:									Guideline Premium Test:
Attained Age	Male * Non- Tobacco	Male Tobacco	Male Uni- Tobacco	Female * Non- Tobacco	Female Tobacco	Female Uni- Tobacco	Unisex * Non- Tobacco	Unisex Tobacco	Unisex Uni- Tobacco	All Rate Classes

20	710	576	653	808	711	779	727	598	674	250
21	689	559	634	783	688	754	706	581	654	250
22	669	543	615	758	666	730	685	564	635	250
23	649	528	597	733	645	706	664	547	616	250
24	629	512	580	710	624	684	644	531	598	250
25	610	497	562	687	604	662	624	515	579	250
26	591	482	545	664	584	640	604	499	561	250
27	572	467	528	643	565	619	585	483	544	250
28	554	452	511	622	547	599	566	468	526	250
29	536	438	494	601	529	580	548	453	509	250
30	518	424	479	581	512	561	530	438	493	250
31	501	410	463	562	495	542	512	424	477	250
32	485	397	448	544	479	525	495	411	461	250
33	469	384	433	526	463	507	479	397	446	250
34	453	371	419	508	448	491	463	385	432	250
35	438	360	406	491	434	475	448	372	418	250
36	424	348	392	475	420	459	433	360	404	250
37	410	337	380	459	406	444	419	349	391	250
38	396	326	367	444	393	430	405	338	378	250
39	383	316	356	430	381	416	391	327	366	250
40	370	306	344	416	369	403	379	317	355	250
41	358	296	333	402	357	390	366	307	343	243
42	347	287	323	389	346	378	354	297	333	236
43	335	279	313	377	336	366	343	288	322	229
44	324	270	303	365	326	355	332	280	312	222
45	314	262	294	353	316	344	321	272	303	215
46	304	255	285	342	307	333	311	264	294	209
47	294	247	277	332	298	323	301	256	285	203
48	285	240	268	321	289	313	292	249	276	197
49	276	234	260	311	281	304	283	242	268	191
50	268	227	253	302	273	295	274	235	260	185
51	259	221	245	292	266	286	265	229	253	178
52	251	215	238	284	258	278	257	223	245	171
53	244	209	232	275	251	270	249	217	238	164
54	236	204	225	267	244	262	242	211	232	157
55	229	199	219	259	238	254	235	206	225	150
56	223	194	213	251	231	247	228	200	219	146
57	216	189	207	244	225	240	221	196	213	142
58	210	185	202	237	219	233	215	191	208	138
59	204	180	197	230	214	227	209	186	202	134
60	199	176	192	223	208	221	203	182	197	130
61	193	172	187	217	203	214	198	178	192	128
62	188	168	182	210	197	208	192	174	187	126

	Cash Value Accumulation Test:									Guideline Premium Test:
Attained Age	Male * Non- Tobacco	Male Tobacco	Male Uni- Tobacco	Female * Non- Tobacco	Female Tobacco	Female Uni- Tobacco	Unisex * Non- Tobacco	Unisex Tobacco	Unisex Uni- Tobacco	All Rate Classes

63	183	165	178	204	192	203	187	170	183	124
64	179	161	174	199	187	197	182	166	178	122
65	174	158	170	193	183	192	178	163	174	120
66	170	155	166	188	178	187	173	160	170	119
67	166	152	162	183	174	182	169	157	166	118
68	162	149	159	178	170	177	165	154	162	117
69	158	147	155	174	166	173	161	151	159	116
70	155	144	152	169	162	169	158	148	156	115
71	152	142	149	165	159	164	154	146	152	113
72	148	140	146	161	155	160	151	143	149	111
73	145	137	144	157	152	156	148	141	146	109
74	143	135	141	153	149	153	145	139	144	107
75	140	133	139	150	146	149	142	137	141	105
76	138	132	136	147	143	146	140	135	139	105
77	135	130	134	143	140	143	137	133	136	105
78	133	128	132	141	138	140	135	131	134	105
79	131	127	130	138	135	138	133	129	132	105
80	129	126	129	135	133	135	131	128	130	105
81	127	124	127	133	131	133	129	126	128	105
82	126	123	125	130	129	130	127	125	127	105
83	124	122	124	128	127	128	125	123	125	105
84	123	121	122	126	125	126	124	122	123	105
85	121	120	121	124	123	124	122	121	122	105
86	120	119	120	123	122	123	121	120	121	105
87	119	118	119	121	120	121	119	119	119	105
88	118	117	118	119	119	119	118	118	118	105
89	117	116	116	118	118	118	117	117	117	105
90	116	115	116	117	117	117	116	116	116	105
91	115	114	115	115	115	115	115	115	115	104
92	114	113	114	114	114	114	114	114	114	103
93	112	112	112	113	113	113	113	113	113	102
94	111	111	111	112	112	112	111	111	111	101
95	110	110	110	110	110	110	110	110	110	100
96	109	109	109	109	109	109	109	109	109	100
97	107	107	107	107	107	107	107	107	107	100
98	106	106	106	106	106	106	106	106	106	100
99	104	104	104	104	104	104	104	104	104	100
* The Non-Tobacco rates apply to both Preferred Non-Tobacco and Standard Non-Tobacco Policies

Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of the Strategic Variable Life Plus Segment of Massachusetts Mutual Variable Life Separate Account I (“the Account”), as of December 31, 1999, and the related statements of Operations and of Changes in Net Assets for the period from April 1, 1999 through December 31, 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the investment company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1999, and the results of their operations and their changes in net assets for the period from April 1, 1999 through December 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 14, 2000
Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	*Oppenheimer Aggressive Growth Division	Oppenheimer Strategic Bond Division	**Panorama International Equity Division	T. Rowe Price Mid-Cap Growth Division	Goldman Sachs Capital Growth Division	†Goldman Sachs Mid Cap Value Division	Goldman Sachs CORE U.S. Equity Division

ASSETS

Investments

Number of shares (Note 2)	84,689	5,473	307,272	969,924	591	4,166	10,588	2,575	1	4,923	3,099

Identified cost (Note 3B)	$ 991,008	$ 128,504	$4,850,176	$ 969,924	$ 41,080	$ 20,540	$ 20,540	$ 41,538	$ 13	$ 39,875	$ 41,709

Value (Note 3A)	$ 983,266	$ 128,648	$5,570,845	$ 969,924	$ 48,652	$ 20,707	$ 24,352	$ 44,967	$ 14	$ 41,450	$ 43,324

Dividends receivable	14,959	3,545	66,251	1,915	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-

Total assets	998,225	132,193	5,637,096	971,839	48,652	20,707	24,352	44,967	14	41,450	43,324

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	1,231	161	6,924	1,404	24	10	12	23	14	7	22

NET ASSETS	$ 996,994	$ 132,032	$5,630,172	$ 970,435	$ 48,628	$ 20,697	$ 24,340	$ 44,944	$ -	$ 41,443	$ 43,302

Net Assets:

For variable life insurance policies	$ 996,994	$ 132,032	$5,630,172	$ 970,435	$ 48,628	$ 20,697	$ 24,340	$ 44,944	$ -	$ 41,443	$ 43,302

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-

Net assets	$ 996,994	$ 132,032	$5,630,172	$ 970,435	$ 48,628	$ 20,697	$ 24,340	$ 44,944	$ -	$ 41,443	$ 43,302

Accumulation units (Note 7)

Policyowners	1,007,808	132,235	4,953,027	940,029	29,393	20,288	16,263	36,105	-	40,902	37,476

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 0.99	$ 1.00	$ 1.14	$ 1.03	$ 1.65	$ 1.02	$ 1.50	$ 1.24	$ 1.20	$ 1.01	$ 1.16

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Panorama International Equity Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio.

†
Prior to May 1, 1999, the Goldman Sachs Mid Cap Value Division was called the Goldman Sachs Mid Cap Equity Division and the Goldman Sachs Mid Cap Value Fund was called the Goldman Sachs Mid Cap Equity Fund.

See Notes to Financial Statements.

F-2
Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus

STATEMENT OF OPERATIONS
For The Period April 1, 1999 (Commencement of Operations) Through December 31, 1999

	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	*Oppenheimer Aggressive Growth Division	Oppenheimer Strategic Bond Division	**Panorama International Equity Division	T. Rowe Price Mid-Cap Growth Division	Goldman Sachs Capital Growth Division	†Goldman Sachs Mid Cap Value Division	Goldman Sachs CORE U.S. Equity Division

Investment Income

Dividends (Note 3B)	$ 14,959	$ 3,545	$ 66,251	$ 13,417	$ -	$ -	$ -	$ 470	$ 1,115	$ -	$ 645

Expenses

Mortality and expense risk fees (Note 4)	1,236	161	6,554	1,501	22	10	11	21	14	7	21

Net investment income (loss) (Note 3C)	13,723	3,384	59,697	11,916	(22)	(10)	(11)	449	1,101	(7)	624

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(1,215)	7	20,643	-	155	4	75	45	999	11	27

Change in net unrealized appreciation/depreciation of investments	(7,741)	144	720,669	-	7,572	167	3,812	3,429	1	1,575	1,614

Net gain (loss) on investments	(8,956)	151	741,312	-	7,727	171	3,887	3,474	1,000	1,586	1,641

Net increase in net assets resulting from operations	$ 4,767	$ 3,535	$801,009	$ 11,916	$ 7,705	$ 161	$ 3,876	$ 3,923	$ 2,101	$ 1,579	$ 2,265

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**The Panorama International Equity Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio.

†
Prior to May 1, 1999, the Goldman Sachs Mid Cap Value Division was called the Goldman Sachs Mid Cap Equity Division and the Goldman Sachs Mid Cap Value Fund was called the Goldman Sachs Mid Cap Equity Fund.

See Notes to Financial Statements.

F-3
Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life Plus

STATEMENT OF CHANGES IN NET ASSETS
For The Period April 1, 1999 (Commencement of Operations) Through December 31, 1999

	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	*Oppenheimer Aggressive Growth Division	Oppenheimer Strategic Bond Division	**Panorama International Equity Division	T. Rowe Price Mid-Cap Growth Division	Goldman Sachs Capital Growth Division	†Goldman Sachs Mid Cap Value Division	Goldman Sachs CORE U.S. Equity Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 13,723	$ 3,384	$ 59,697	$ 11,916	$ (22)	$ (10)	$ (11)	$ 449	$1,101	$ (7)	$ 624

Net realized gain (loss) on investments	(1,215)	7	20,643	-	155	4	75	45	999	11	27

Change in net unrealized appreciation/depreciation of investments	(7,741)	144	720,669	-	7,572	167	3,812	3,429	1	1,575	1,614

Net increase in net assets resulting from operations	4,767	3,535	801,009	11,916	7,705	161	3,876	3,923	2,101	1,579	2,265

Capital transactions: (Note 8)

Net contract payments	41,685	-	189,898	7,230,507	-	-	-	-	-	-	-

Withdrawal of funds	-	-	-	(343,816)	-	-	-	-	-	-	-

Transfer of death benefits	-	-	-	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,467)	-	45,948	(2)	(2)	-	(1)	(1)	(2,101)	(1,234)	(1)

Withdrawal due to charges for administrative and insurance costs	(1,359)	(210)	(7,214)	(35,143)	(1,161)	(507)	(577)	(1,060)	-	(986)	(1,046)

Divisional transfers	953,368	128,707	4,600,531	(5,893,027)	42,086	21,043	21,042	42,082	-	42,084	42,084

Net increase in net assets resulting from capital transactions	992,227	128,497	4,829,163	958,519	40,923	20,536	20,464	41,021	(2,101)	39,864	41,037

Total increase	996,994	132,032	5,630,172	970,435	48,628	20,697	24,340	44,944	-	41,443	43,302

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 996,994	$ 132,032	$5,630,172	$ 970,435	$ 48,628	$20,697	$ 24,340	$ 44,944	$ -	$ 41,443	$ 43,302

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Panorama International Equity Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio.

†
Prior to May 1, 1999, the Goldman Sachs Mid Cap Value Division was called the Goldman Sachs Mid Cap Equity Division and the Goldman Sachs Mid Cap Value Fund was called the Goldman Sachs Mid Cap Equity Fund.

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains nine segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable universal life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

2.	INVESTMENT OF STRATEGIC VARIABLE LIFE PLUS SEGMENT’S ASSETS

The Strategic Variable Life Plus Segment maintains thirty divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Trust”), Panorama Series Fund, Inc. (“Panorama Fund”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), T. Rowe Price Fixed Income Series, Inc., Fidelity Variable Insurance Products Fund II (“Fidelity VIP II”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT Trust”) or the MFS® Variable Insurance Trust SM (“MFS Trust”). At any one time, only eight divisions, plus the Guaranteed Principal Account (“ GPA”), are available to a policyowner.

Notes To Financial Statements (Continued)

MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund and MML Small Cap Value Equity Fund are five of the eight separate series of the MML Trust. The MML Trust is an open-end, management investment company registered under the 1940 Act. MassMutual serves as investment manager of the MML Trust. David L. Babson & Company, Inc. (“Babson”) a controlled subsidiary of MassMutual, served as the investment sub-adviser to the MML Equity Fund & the Equity Sector of the MML Blend Fund (effective January 1, 2000, Babson will continue to serve as the sub-adviser to the MML Equity Fund and will become the sub-adviser to the MML Managed Bond Fund and the entire MML Blend Fund). MassMutual has entered into a sub-advisory agreement with Mellon Equity Associates, LLP (“Mellon Equity”) whereby Mellon Equity serves as the sub-adviser to the MML Equity Index Fund.

The Oppenheimer Trust is an open-end, diversified management investment company registered under the 1940 Act with ten of its Funds available to the Strategic Variable Life Plus Segment’s policyowners: Oppenheimer Money Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer Main Street Growth & Income Fund/VA and Oppenheimer Small Cap Growth Fund/VA.

The Panorama Fund is an open-end, diversified management investment company registered under the 1940 Act with three of its Portfolios available to the Strategic Variable Life Plus Segment’s policyowners: Panorama Total Return Portfolio, Panorama Growth Portfolio and Oppenheimer International Growth Fund/VA (prior to October 1, 1999, this Fund was called the Panorama International Equity Portfolio).

OppenheimerFunds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as the investment manager to the Oppenheimer Trust and Panorama Fund. OFI has entered into investment sub-advisory agreements with three sub-advisers to assist in the selection of portfolio investments for the Panorama Fund’s four portfolios. Babson-Stewart Ivory International (“Babson-Stewart”) is the sub-adviser to international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. Credit Suisse Asset Management (formerly BEA Associates) is the sub-adviser to the high yield bond component of the LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio. Pilgrim, Baxter & Associates (“Pilgrim Baxter”) is the sub-adviser to the small cap component of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio.

T. Rowe Price is an open-end, diversified investment company registered under the 1940 Act with two of its separate series of shares available to the Strategic Variable Life Plus Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as investment manager to each of the portfolios.

T. Rowe Price Fixed Income Series, Inc. is an open-end, diversified investment company registered under the 1940 Act with one of its series of shares available to the Strategic Variable Life Plus Segment’s policyowners: T. Rowe Price Limited-Term Bond Portfolio. T. Rowe Price serves as investment manager to the portfolio.

Fidelity VIP II is an open-end, diversified management investment company registered under the 1940 Act with one of its Portfolios available to the Strategic GVUL Segment’s policyowners: the VIP II Contrafund® Portfolio. Fidelity Management & Research Company (“FMR”) is the investment manager to the VIP II Contrafund® Portfolio. Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc., serve as the investment sub-adviser to the VIP II Contrafund Portfolio.

Goldman Sachs VIT Trust is an open-end, management investment company with five of its separate series of shares available to the Strategic Variable Life Plus Segment’s policyowners: Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs Growth and Income Fund and Goldman Sachs International Equity Fund. Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., serves as investment adviser to the Goldman Sachs Funds.

Notes To Financial Statements (Continued)

The MFS Trust is an open-end, management investment company registered under the 1940 Act with three of its separate series of shares available to the Strategic Variable Life Plus Segment’s policyowners: MFS® New Discovery Series, MFS® Emerging Growth Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to the MFS Trust.

In addition to the thirty divisions, policyowners may also allocate funds to the GPA, which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by Strategic Variable Life Plus Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, the Oppenheimer Trust, the Panorama Fund, T. Rowe Price, T. Rowe Price Fixed Income Series, Goldman Sachs VIT Trust and MFS Trust are each stated at market value which is the net asset value per share of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic Variable Life Plus Segment is part of MassMutual’s total operation and is not taxed separately. Strategic Variable Life Plus Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of Strategic Variable Life Plus Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic Variable Life Plus Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic Variable Life Plus Segment.

D. Policy Loan

When a policy loan is made, Strategic Variable Life Plus Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Strategic Variable Life Plus Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum 3%) for expenses and taxes.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes To Financial Statements (Continued)

4.	CHARGES

MassMutual charges the Strategic Variable Life Plus Segment’s divisions for the mortality and expense risks it assumes. The charge is made daily at a rate that varies by policy year.

MassMutual makes certain deductions from the annual premium before amounts are allocated to Strategic Variable Life Plus Segment and the Guaranteed Principal Account. The deductions are for sales load, state premium tax and deferred acquisition cost tax charge. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Strategic Variable Life Plus Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs. The state premium tax charge is the applicable state rate for each premium.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “ NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”) a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the policies. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 1999	Cost of Purchases	Proceeds from Sales	Average monthly value of securities
MML Managed Bond Division	$ 1,931,296	$ (939,073)	$ 983,023
MML Blend Division	128,706	(209)	131,636
MML Equity Index Division	8,740,076	(3,910,542)	5,308,638
Oppenheimer Money Division	11,875,466	(10,905,542)	638,238
Oppenheimer Aggressive Growth Division	42,085	(1,160)	48,651
Oppenheimer Strategic Bond Division	21,042	(506)	20,706
Panorama International Equity Division	21,042	(577)	24,351
T. Rowe Price Mid-Cap Growth Division	42,554	(1,060)	44,967
Goldman Sachs Capital Growth Division	43,199	(44,185)	14
Goldman Sachs Mid Cap Value Division	40,850	(986)	41,250
Goldman Sachs CORE U.S. Equity Division	42,729	(1,046)	43,323
Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

*For The Period April 1, 1999 (Commencement of Operations) Through December 31, 1999	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	Oppenheimer Aggressive Growth Division	Oppenheimer Strategic Bond Division	Panorama International Equity Division	T. Rowe Price Mid-Cap Growth Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs CORE U.S. Equity Division

Units purchased	80,673	105	375,607	11,441,386	-	-	-	-	-	-

Units withdrawn and transferred to Guaranteed Principal Account	(39,766)	(314)	(185,666)	(4,688,083)	(719)	(496)	(398)	(883)	(1,000)	(916)

Units transferred between divisions	966,901	132,444	4,763,086	(5,813,274)	30,112	20,784	16,661	36,988	41,902	38,392

Net increase	1,007,808	132,235	4,953,027	940,029	29,393	20,288	16,263	36,105	40,902	37,476

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	1,007,808	132,235	4,953,027	940,029	29,393	20,288	16,263	36,105	40,902	37,476

Notes To Financial Statements (Continued)

8.	CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

As discussed in Note 1, the financial statements only represent activity of MassMutual’s Strategic Variable Life Plus Segment. The combined net assets as of December 31, 1999 for Separate Account I, which includes the Variable Life Plus, the Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic GVUL, SVUL, VUL and Strategic Variable Life® Plus Segments, are as follows:

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Total assets	$75,698,258	$10,484,650	$31,003,170	$23,393,671	$16,496,337	$ 202,635	$ 4,894,905	$ 2,312,451	$ 4,142,841

Total liabilities	59,902	32,315	23,745	27,380	20,859	35	4,996	3,409	3,972

Net assets	$75,638,356	$10,452,335	$30,979,425	$23,366,291	$16,475,478	$ 202,600	$ 4,889,909	$ 2,309,042	$ 4,138,869

Net assets:

For variable life insurance policies	$75,523,624	$10,396,261	$30,915,785	$23,272,041	$16,464,562	$ 202,311	$ 4,882,612	$ 2,301,697	$ 4,122,916

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	114,732	56,074	63,640	94,250	10,916	289	7,297	7,345	15,953

Net assets	$75,638,356	$10,452,335	$30,979,425	$23,366,291	$16,475,478	$ 202,600	$ 4,889,909	$ 2,309,042	$ 4,138,869

	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division

Total assets	$42,650,900	$31,614,238	$ 1,478,032	$22,255,696	$ 2,772,818	$ 6,383,577	$ 552,271	$ 1,363,752	$ 1,066,685

Total liabilities	34,309	35,921	1,367	17,417	3,290	6,964	447	2,556	2,123

Net assets	$42,616,591	$31,578,317	$ 1,476,665	$22,238,279	$ 2,769,528	$ 6,376,613	$ 551,824	$ 1,361,196	$ 1,064,562

Net assets:

For variable life insurance policies	$42,566,226	$31,545,987	$ 1,466,997	$22,199,011	$ 2,754,978	$ 6,361,509	$ 551,824	$ 1,360,122	$ 1,063,550

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	50,365	32,330	9,668	39,268	14,550	15,104	-	1,074	1,012

Net assets	$42,616,591	$31,578,317	$ 1,476,665	$22,238,279	$ 2,769,528	$ 6,376,613	$ 551,824	$ 1,361,196	$ 1,064,562

Notes To Financial Statements (Continued)

8.	CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE PLUS SEPARATE ACCOUNT I (Continued)

	Panorama International Equity Division	Panorama LifeSpan Diversified Income Division	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	Dreyfus Stock Index Division	American Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division

Total assets	$ 784,057	$ 52,649	$ 138,308	$ 100,620	$54,381,865	$ 1,324,325	$ 2,129,124	$ 84,617

Total liabilities	1,391	92	243	162	45,587	557	932	82

Net assets	$ 782,666	$ 52,557	$ 138,065	$ 100,458	$54,336,278	$ 1,323,768	$ 2,128,192	$ 84,535

Net assets:

For variable life insurance policies	780,975	45,818	129,892	91,836	54,324,633	1,323,768	2,128,192	84,535

Retained in Variable Life Separate Account I by Massachusetts Mututal Life Insurance Company	1,691	6,739	8,173	8,622	11,645	-	-	-

Net assets	$ 782,666	$ 52,557	$ 138,065	$ 100,458	$54,336,278	$ 1,323,768	$ 2,128,192	$ 84,535

	Fidelity’s VIP II Contrafund Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs CORE U.S. Equity Division	MFS New Discovery Division	MFS Research Division	MFS Emerging Growth Division

Total assets	$ 1,894,076	$ 302,463	$ 41,546	$ 43,324	$ 80,114	$ 27,391	$ 389,268

Total liabilities	1,882	121	103	22	41	19	309

Net assets	$ 1,892,194	$ 302,342	$ 41,443	$ 43,302	$ 80,073	$ 27,372	$ 388,959

Net assets:

For variable life insurance policies	1,892,194	302,342	41,443	43,302	80,073	27,372	388,959

Retained in Variable Life Separate Account I by Massachusetts Mututal Life Insurance Company	-	-	-	-	-	-	-

Net assets	$ 1,892,194	$ 302,342	$ 41,443	$ 43,302	$ 80,073	$ 27,372	$ 388,959

Report of Independent Auditors’

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory financial statements of the Company for the years ended December 31, 1998 and 1997, were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that these statements were not fairly presented in conformity with generally accepted accounting principles; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 1999 financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 1, 2000
Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	1999	1998
	(In Millions)
Assets:

Bonds	$24,598.4	$25,215.8
Common stocks	294.4	296.3
Mortgage loans	6,540.8	5,916.5
Real estate	2,138.8	1,739.8
Other investments	2,516.9	2,263.7
Policy loans	5,466.9	5,224.2
Cash and short-term investments	1,785.8	1,123.3

Total invested assets	43,342.0	41,779.6
Other assets	1,330.7	1,306.2

	44,672.7	43,085.8
Separate account assets	20,453.0	19,589.7

Total assets	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	1999	1998
	(In Millions)
Liabilities:

Policyholders’ reserves and funds	$37,191.6	$35,277.0
Policyholders’ dividends	1,070.8	1,021.6
Policyholders’ claims and other benefits	328.8	332.4
Federal income taxes	734.3	634.9
Asset valuation and other investment reserves	993.9	1,053.4
Other liabilities	943.0	1,578.9

	41,262.4	39,898.2

Separate account liabilities	20,452.0	19,588.5

Total liabilities	61,714.4	59,486.7

Policyholders’ contingency reserves	3,411.3	3,188.8

Total liabilities and policyholders’ contingency reserves	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Revenue:

Premium income	$7,630.3	$7,482.2	$6,764.8
Net investment income	3,075.8	2,956.8	2,870.2
Fees and other income	184.3	154.0	126.7

Total revenue	10,890.4	10,593.0	9,761.7

Benefits and expenses:

Policyholders’ benefits and payments	7,294.0	5,873.9	6,583.8
Addition to policyholders’ reserves and funds	1,127.6	2,299.6	826.8
Operating expenses	450.7	509.5	450.8
Commissions	281.8	299.3	315.3
State taxes, licenses and fees	82.4	88.1	81.5

Total benefits and expenses	9,236.5	9,070.4	8,258.2

Net gain before federal income taxes and dividends	1,653.9	1,522.6	1,503.5

Federal income taxes	160.9	199.3	284.4

Net gain from operations before dividends	1,493.0	1,323.3	1,219.1

Dividends to policyholders	1,031.0	982.9	919.5

Net gain from operations	462.0	340.4	299.6

Net realized capital gain (loss)	5.4	25.4	(42.5)

Net income	$ 467.4	$ 365.8	$ 257.1

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	1999	1998	1997
	(In Millions)

Policyholders’ contingency reserves, beginning of year	$3,188.8	$2,873.3	$2,638.6

Increases (decreases) due to:
Net income	467.4	365.8	257.1
Net unrealized capital gains (losses)	(201.7)	17.4	119.1
Change in asset valuation and other investment reserves	59.5	(81.0)	(76.0)
Change in prior year policyholders’ reserves	(13.0)	8.6	(55.4)
Benefit plan enhancements	(78.9)	–	–
Other	(10.8)	4.7	(10.1)

	222.5	315.5	234.7

Policyholders’ contingency reserves, end of year	$3,411.3	$3,188.8	$2,873.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Operating activities:
Net income	$ 467.4	$ 365.8	$ 257.1
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	1,911.0	1,472.8	421.3
Net realized capital (gain) loss	(5.4)	(25.4)	42.5
Other changes	(220.2)	15.4	(108.1)

Net cash provided by operating activities	2,152.8	1,828.6	612.8

Investing activities:
Loans and purchases of investments	(14,180.3)	(15,981.2)	(12,292.7)
Sales and maturities of investments and receipts from repayment of loans	12,690.0	13,334.7	12,545.7

Net cash provided by (used in) investing activities	(1,490.3)	(2,646.5)	253.0

Increase (decrease) in cash and short-term investments	662.5	(817.9)	865.8

Cash and short-term investments, beginning of year	1,123.3	1,941.2	1,075.4

Cash and short-term investments, end of year	$ 1,785.8	$ 1,123.3	$ 1,941.2

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (“the Company” or “MassMutual”) is a mutual life insurance company and as such has no shareholders. The Company’s primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; and (f) majority owned subsidiaries are accounted for using the equity method, whereas GAAP would require these entities to be consolidated.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders’ contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, due to the nature of certain required accounting changes and their sensitivity to factors such as interest rates, the actual impact upon adoption cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

The following is a description of the Company’s principal accounting policies and practices.

a.	Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method, preferred stocks in good standing at cost, and common stocks at fair value.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $50.8 million in 1999 and $63.5 million in 1998. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.
Notes to Statutory Financial Statements, Continued

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 1999, MassMutual contributed additional paid-in capital of $125.0 million to certain unconsolidated subsidiaries.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $29.2 million in 1999 and net realized after tax capital gains of $189.1 million in 1998, and $95.4 million in 1997 were deferred into to the IMR. Amortization of the IMR into net investment income amounted to $52.0 million in 1999, $40.3 million in 1998, and $31.0 million in 1997.

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders’ contingency reserves.

b.	Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. The Company receives administrative and investment advisory fees from these accounts.

c.	Non-admitted Assets

Assets designated as “non-admitted” include furniture, certain equipment and other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d.	Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

e.	Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

f.	Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

Notes to Statutory Financial Statements, Continued

g.	Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

h.	Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1999, 1998 and 1997.

The proceeds of the notes, less a $6.7 million reserve in 1999 and a $24.4 million reserve in 1998 for contingencies associated with the issuance of the notes, are recorded as a component of the Company’s policyholders’ contingency reserves as permitted by the Commonwealth of Massachusetts Division of Insurance. These surplus note contingency reserves are included in asset valuation and other investment reserves on the Statutory Statements of Financial Position.

3. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

a.	Retirement Plans

On June 1, 1999, the Company converted its two non-contributory defined benefit plans into a cash balance pension plan. The cash balance pension plan covers substantially all of its employees. Benefits are expressed as an account balance which is increased with pay credits and interest credits. Prior to June 1, 1999, the Company offered two non-contributory defined benefit plans covering substantially all of its employees. One plan included active employees and retirees previously employed by Connecticut Mutual Life Insurance Company (“Connecticut Mutual”) which merged with MassMutual in 1996; the other plan included all other eligible employees and retirees. Benefits were based on the employees’ years of service, compensation during the last five years of employment and estimated social security retirement benefits.

The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions.” Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a pension asset of $214.4 million and $216.0 million at December 31, 1999 and 1998, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1999 and 1998. The assets of the plans are invested in the Company’s general account and separate accounts.

Notes to Statutory Financial Statements, Continued

The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of service using a graduated vesting schedule. In 1999, the Company changed its vesting schedule to 40 percent after one year of service, 80 percent after two years of service and 100 percent after three years of service.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

b.	Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the NAIC accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1999 and 1998, the net unfunded accumulated benefit obligation was $168.7 million and $164.6 million, respectively, for employees and agents eligible to retire or currently retired and $31.0 million and $41.6 million, respectively, for participants not eligible to retire. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

The status of the defined benefit plans as of December 31 is as follows:

	Retirement		Life and Health
	1999	1998	1999	1998
	(In Millions)
Accumulated benefit obligation at December 31	$ 777.8	$ 822.8	$ 189.1	$ 185.6
Fair value of plan assets at December 31	1,120.9	1,160.2	20.4	21.0

Funded status	$ 343.1	$ 337.4	$(168.7)	$(164.6)

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

	Retirement		Life and Health
	1999	1998	1999	1998
Discount rate	7.50%	6.75%	7.50%	6.75%
Increase in future compensation levels	4.00%	4.00-5.00%	5.00%	5.00%
Long-term rate of return on assets	9.00-10.00%	9.00-10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	7.00%
declining to	–	–	5.00%	4.25%
within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 1999 accumulated post retirement benefit liability and benefit expense by $10.2 million and $1.3 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 1999 accumulated post retirement benefit liability and benefit expense by $9.4 million and $1.1 million, respectively.

The expense charged to operations for all employee benefit plans was $28.9 million in 1999, $32.1 million in 1998 and $23.9 million in 1997. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual plan, which resulted in recognition of a pension plan curtailment gain of $10.7 million.

Notes to Statutory Financial Statements, Continued

4.	FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as equity tax, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 1999 federal income tax return on a consolidated basis with its eligible life insurance affiliates and its non-life affiliates. The Company and its eligible life affiliates and non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 for Massachusetts Mutual and 1995 for Connecticut Mutual. The Internal Revenue Service is currently examining Massachusetts Mutual for the years 1995 through 1997 and Connecticut Mutual for its pre-merger 1996 tax year. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1999 or 1998. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

Federal tax payments were $82.5 million in 1999, $152.4 million in 1998 and $353.4 million in 1997.

5.	INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds, mortgage loans and real estate, which at December 31, 1999, totaled $773.9 million.

a.	Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,870.8	$ 105.8	$ 99.9	$ 3,876.7
Debt securities issued by foreign governments	24.2	1.6	0.1	25.7
Mortgage-backed securities	3,468.5	64.8	93.5	3,439.8
State and local governments	295.7	12.9	11.1	297.5
Corporate debt securities	14,393.3	277.2	507.0	14,163.5
Utilities	801.6	36.7	18.5	819.8
Affiliates	1,744.3	3.9	2.9	1,745.3

TOTAL	$24,598.4	$ 502.9	$733.0	$24,368.3

Notes to Statutory Financial Statements, Continued

	December 31, 1998
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 4,945.3	$ 473.0	$ 20.4	$ 5,397.9
Debt securities issued by foreign governments	41.2	1.5	1.3	41.4
Mortgage-backed securities	3,734.4	188.0	13.9	3,908.5
State and local governments	360.5	33.2	7.9	385.8
Corporate debt securities	14,133.3	845.3	118.4	14,860.2
Utilities	885.8	102.6	0.3	988.1
Affiliates	1,115.3	0.6	0.9	1,115.0

TOTAL	$25,215.8	$1,644.2	$163.1	$26,696.9

The carrying value and estimated fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 425.6	$ 480.1

Due after one year through five years	4,289.5	4,286.7

Due after five years through ten years	9,919.5	9,725.8

Due after ten years	4,166.9	4,135.0

	18,801.5	18,627.6

Mortgage-backed securities, including securities guaranteed by the U.S. government	5,796.9	5,740.7

TOTAL	$24,598.4	$24,368.3

Proceeds from sales of investments in bonds were $10,621.2 million during 1999, $11,663.4 million during 1998 and $11,427.8 million during 1997. Gross capital gains of $103.3 million in 1999, $331.8 million in 1998 and $200.7 million in 1997 and gross capital losses of $132.0 million in 1999, $47.3 million in 1998 and $68.8 million in 1997 were realized on those sales, portions of which were deferred into the IMR.

b.	Common Stocks

Common stocks had a cost of $255.3 million in 1999 and $238.4 million in 1998.

c.	Mortgages

The Company had restructured loans with book values of $81.1 million and $126.6 million at December 31, 1999 and 1998, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 1999, 1998 and 1997.

At December 31, 1999, scheduled commercial mortgage loan maturities were as follows: 2000 – $249.6 million; 2001 – $250.0 million; 2002 – $327.5 million; 2003 – $359.4 million; 2004 – $363.7 million and $3,607.5 million thereafter.

Notes to Statutory Financial Statements, Continued

d.	Other

The carrying value of investments which were non-income producing for the preceding twelve months was $18.8 million and $13.2 million at December 31, 1999 and 1998, respectively.

6.	PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes .

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statements of Income. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other assets on the Statutory Statements of Financial Position. At December 31, 1999 and 1998, the Company had swaps with notional amounts of $9,403.5 million and $4,382.0 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1999 and 1998, the Company had option contracts with notional amounts of $11,825.5 million and $12,704.4 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $76.9 million and $92.5 million at December 31, 1999 and 1998, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1999 and 1998, the Company had agreements with notional amounts of $3,264.2 million and $4,337.9 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $11.1 million and $22.7 million at December 31, 1999 and 1998, respectively.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 1999 and 1998, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $175.1 million and $603.4 million, respectively.

Notes to Statutory Financial Statements, Continued

The Company utilizes certain other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $582.6 million and $384.2 million at December 31, 1999 and 1998, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $59.9 million and $272.5 million at December 31, 1999 and 1998, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

7.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 1999 and 1998.

	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$24,598.4	$24,368.3	$25,215.8	$26,696.9
Common stocks	294.4	294.4	296.3	296.3
Preferred stocks	117.9	115.6	123.2	116.0
Mortgage loans	6,540.8	6,410.6	5,916.5	6,178.8
Policy loans	5,466.9	5,466.9	5,224.2	5,224.2
Cash & short-term investments	1,785.8	1,785.8	1,123.3	1,123.3

Financial liabilities:
Investment type insurance contracts	8,016.4	7,621.9	7,734.6	7,940.6
Off-balance sheet financial instruments:
Interest rate swap agreements	–	(137.3)	–	84.1
Financial options	76.9	73.8	92.5	161.9
Interest rate caps & floors	11.1	4.8	22.7	43.9
Forward commitments	–	174.1	–	604.1
Other	–	(20.3)	–	7.2

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: The estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

8.	RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $241.9 million, $205.0 million, and $137.3 million for 1999, 1998 and 1997, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $39.2 million in 1999, $41.3 million in 1998 and $41.9 million in 1997. Total policyholder benefits assumed on these agreements were $43.8 million in 1999, $40.6 million in 1998 and $42.4 million in 1997.

9.	INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal and variable life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business. MassMutual’s wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statements of Changes in Policyholders’ Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. During 1999, MassMutual received $100.0 million in dividends from MMHC. In the normal course of business, MassMutual provides specified guarantees and funding to its subsidiaries, including contributions, if needed, to C.M. Life and MML Bay State to meet regulatory capital requirements. The Company holds debt issued by MMHC and its subsidiaries of $1,625.6 million and $1,080.1 million at December 31, 1999 and 1998, respectively.

Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

	1999	1998
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$1,587.3	$1,151.8
Net loss	$ (26.1)	$ (2.9)
Assets	$5,947.3	$4,752.9

Other subsidiaries:
Total revenue	$1,393.4	$1,137.4
Net income	$ 115.1	$ 73.6
Assets	$3,541.8	$2,839.5

10.	REINSURANCE

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $141.7 million in 1999, $183.9 million in 1998 and $294.6 million in 1997.

Notes to Statutory Financial Statements, Continued

11. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1999, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Mortgage Finance, LLC

Subsidiaries of MassMutual Holding Company
GR Phelps & Co., Inc.
MassMutual Holding Trust I
MassMutual Holding Trust II
MassMutual Holding MSC, Inc.
MassMutual International, Inc.
MML Investor Services, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Charter Oak Capital Management, Inc. – 80.0%
Cornerstone Real Estate Advisors, Inc.
DLB Acquisition Corporation – 91.3%
Oppenheimer Acquisition Corporation – 91.91%

Subsidiaries of MassMutual Holding Trust II
CM Advantage, Inc.
CM International, Inc.
CM Property Management, Inc.
HYP Management, Inc.
MMHC Investments, Inc.
MML Realty Management
Urban Properties, Inc.
MassMutual Benefits Management, Inc.
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual International, Inc.
MassMutual Internacional (Argentina) S.A. – 85%
MassLife Seguros de Vida S. A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 85%
MassMutual International (Luxembourg) S. A. – 85%

MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 40.93%
9048-5434 Quebec, Inc.
1279342 Ontario Limited

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds